PROSPECTUS

Evanston Alternative Opportunities Fund
Shares of Beneficial Interest

Evanston Alternative Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund is a “fund of funds” and emphasizes efficient allocation of investor capital, selecting investment vehicles (collectively, the “Portfolio Funds”) managed by independent investment managers (the “Portfolio Fund Managers”).  The Portfolio Funds are generally private funds (commonly known as “hedge funds”) not registered under the 1940 Act.  Evanston Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

	Price to Public (1)	Sales Load (2)	Proceeds to Registrant (3)
Per Share	$10.00	3.00%	$9.70
Total	$150,000,000	$4,500,000	$145,500,000

(1)	Shares of beneficial interest (the “Shares”) are continuously offered at current net asset value (“NAV”), which will fluctuate.

(2)
Investments may be subject to a sales charge of up to 3.00%.  Such a sales load will be added to the offering price per Share.  Any sales load is computed as a percentage of the public offering price.  The sales load may be waived in certain circumstances at the Adviser’s discretion.  See “Distribution Arrangements.”

(3)
Total proceeds to the Fund assume that all registered Shares will be sold in a continuous offering and the maximum sales load is incurred as applicable.  The proceeds may differ from that shown if other than the maximum sales load is paid on average, the then-current net asset value at which Shares are sold varies from that shown and/or additional Shares are registered.

Foreside Fund Services LLC (the “Distributor”) acts as the distributor of the Shares, on a best efforts basis, subject to various conditions.  Shares may be purchased by Eligible Investors (as defined herein) from the Fund or through advisers, brokers or dealers that have entered into selling agreements with the Distributor.  Neither the Distributor nor any other adviser, broker or dealer is obligated to buy from the Fund any of the Shares.

The Adviser or its affiliates may pay from their own resources compensation to broker-dealers and other intermediaries in connection with placement of Shares or servicing of investors.  These arrangements may result in receipt by such broker-dealers and other intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding this arrangement may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that this payment could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved and the fees and expenses of the Shares, as described in this prospectus (the “Prospectus”).

The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions.  To provide a limited degree of liquidity to investors, the Fund intends on a quarterly basis to offer to repurchase Shares pursuant to written tenders by investors.  Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board of Trustees of the Fund, in its sole discretion.  However, the Fund is under no obligation to repurchase Shares at any time and investors do not have the right to require the Fund to repurchase any or all of their Shares, and Shares are not redeemable.

February 24, 2014,
as amended and restated March 31, 2014

(i)

The Shares have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange.  No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares.  Any representation to the contrary is a criminal offense.

The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund invests substantially all of its assets in Portfolio Funds which are investment vehicles that invest globally in various strategies including: long/short equity strategies, event driven strategies, relative value strategies and global asset allocation strategies.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus.  Prospective investors should not rely on any information not contained in this Prospectus, the statement of additional information (the “SAI”), or the accompanying exhibits.  This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).  Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice.  Each prospective investor should consult his, her, or its own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for the investor.

An investment in the Fund involves a high degree of risk.  It is possible that an investor may lose some or all of his/her investment.  Before making an investment decision, an investor and/or his/her advisor should (i) consider the suitability of this investment with respect to its investment objectives and individual situation and (ii) consider factors such as personal net worth, income, age, risk tolerance, and liquidity needs.  Short-term investors and investors who cannot bear the loss of some or all of their investment or risks associated with limited liquidity should not invest in the Fund.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the SAI, has been filed with the SEC.  The SAI is, and the Fund’s most recent annual and semi-annual reports and other information about the Fund will be, available upon request and without charge by writing to the Fund at Evanston Alternative Opportunities Fund, c/o BNY Mellon Investment Servicing (US) Inc., 400 Bellevue Parkway, Wilmington, Delaware 10809, or by calling the Fund at (847) 328-4961.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 55 of this Prospectus. The SAI, and other information about the Fund, including its annual and semi-annual reports are available on the SEC’s website (http://www.sec.gov).  The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.  Most Fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.  The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

For a discussion of certain risk factors and special considerations with respect to owning Shares, see the sections entitled “Risk Factors” and “The Fund” in this Prospectus.

(ii)

Table of Contents

Prospectus Summary	1
Fees and Expenses	18
Financial Highlights	20
Risk Factors	20
Principal Risk Factors Relating to the Fund’s Structure	20
Principal Risk Factors Relating to Types of Investments and Related Risks	23
Limits of Risk Disclosures	33
The Fund	33
Structure	33
Use of Proceeds	34
Investment Program	34
Investment Objective and Principal Strategies	34
Investment Objective	34
Investment Strategies	34
Investment Process	35
Investment Selection and Monitoring	36
Portfolio Risk Management	37
Portfolio Manager Transparency	37
Ongoing Portfolio Evaluation	37
Direct Investments for Hedging	38
Borrowing and Use of Leverage	38
Tax Code Compliance	38
Management of the Fund	39
General	39
The Investment Adviser	39
Portfolio Managers	39
Administration, Transfer Agent, Custodian and Other Service Provider Fees	40
Advisory Agreement	40
Organizational Expenses	41
Expense Limitation Agreement	41
Conflicts of Interest	41
Purchases of Shares	41
Purchase Terms	41
Investor Qualifications	42
Distribution Policy	42
Automatic Dividend Reinvestment Plan	43
Repurchases and Transfers of Shares	43
No Right of Redemption	43
Repurchases of Shares	43
Repurchase Procedures	45
Mandatory Repurchase by the Fund	45
Calculation of Net Asset Value	45
Shares	47
General	47
Reserves	47
Voting	48
Taxes	48
Taxation of the Fund	48
Distributions to Shareholders	48
Income from Repurchases and Transfers of Shares	49
Investments in Passive Foreign Investment Companies	49
Certain Withholding Taxes	50
State and Local Taxes	50
Information Reporting and Backup Withholding	50
Other Taxes	51
Distribution Arrangements	51
General Information	52
Privacy Notice	53
Table of Contents of the SAI	54
Appendix: Related Performance	A-1

(iii)

PROSPECTUS SUMMARY

The following is only a summary of this Prospectus and does not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (“SAI”).

The Fund
Evanston Alternative Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  Evanston Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

The Offering
The Fund offers and sells shares of beneficial interests (the “Shares”) in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (primarily higher net worth individual and institutional investors), as defined below.  Investors who purchase Shares in the offering, and other persons who acquire Shares and are admitted to the Fund by its Board of Trustees (each individually a “Trustee” and collectively the “Board”), will become shareholders of the Fund (the “Shareholders”).

Investment Objective and Principal Strategies
Investment Objective
The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund seeks to achieve its objective by investing substantially all of its assets in Portfolio Funds — i.e., investment vehicles often referred to as “hedge funds” — managed by Portfolio Fund Managers.  Many of the Portfolio Funds in which the Fund invests seek to achieve their investment objectives with minimal correlation with traditional equity or fixed income indices.

For temporary or defensive purposes, the Fund may also invest its assets in cash, cash equivalents, and high-quality debt instruments, and it may also employ derivative strategies for hedging purposes.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Investment Strategies
The following general descriptions summarize certain investment strategies that may be pursued by Portfolio Funds selected by the Adviser for the Fund.  These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Portfolio Funds. The Fund will invest, directly or indirectly, in Portfolio Funds organized, located in or managed from countries other than the U.S. and that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

Long/Short Equity Strategies.  Long/short equity strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process.  Long/short equity strategies may aim to have a net long directional bias (“long-biased”), a net short directional bias (“short-biased”) or be neutral to general movements in the stock market (“market-neutral”).  Long/short equity Portfolio Fund Managers tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook.  In implementing short selling strategies, the Portfolio Fund Manager sells securities which have been borrowed from a broker or other securities lender in anticipation of a decline in price.  Long/short equity strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors.  In specific sector investing, a Portfolio Fund typically focuses on investing in the securities of companies within a particular industry or industry segment, drawing upon a Portfolio Fund Manager’s particular expertise.  In addition, certain Portfolio Funds may concentrate their portfolios in one or a few industry sectors or regions or take activist positions.  Activist Portfolio Funds may take sizeable positions in a company and then use their ownership to implement management changes or a restructuring of the company’s balance sheet.

Long-biased strategies in basic terms seek to maintain a net long exposure to the market through a combination of long and short positions.  Unlike a long-only strategy, a long-biased strategy attempts to provide some downside protection against overall market declines by utilizing short positions and/or attempts to increase its returns by shorting stocks that the manager believes will decrease in value.  Short-biased strategies in basic terms seek to maintain a net short exposure to the market through a combination of short and long positions.  A dedicated short bias investment strategy attempts to capture profits when the overall market, or the specific short positions held by a Portfolio Fund, declines by holding investments that are overall biased to the short side.  Market-neutral strategies in basic terms, seek to profit from both increasing and decreasing prices in a single or numerous markets.  Market-neutral strategies are often attained by taking matching long and short positions in different securities in order to attempt to profit from positive movements in long positions and negative movements in short positions while maintaining an overall neutral position to general movements in the stock market.

Event Driven Strategies. Event Driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations.  Event Driven strategies include, but are not limited to, risk arbitrage, distressed situations investing, special situations, and opportunistic investing.  In implementing a risk arbitrage strategy, the Portfolio Fund acquires securities of companies which are potentially subject to an acquisition, exchange offer, tender offer, or reorganization, and assesses the probability that the transaction in question will be consummated through an evaluation of, among other things, shareholder behavior, distribution of voting rights, regulatory response, the possibility of litigation, and the behavior of incumbent management.  In distressed situations investing, the Portfolio Fund invests in the securities of highly leveraged or financially troubled companies or nations, including those in bankruptcy proceedings, reorganizations, or liquidation, in anticipation of substantial gains if the issuer is restored to financial viability.  In special situations, Portfolio Funds seek to capitalize on price anomalies created by special situations such as company spin-offs or rights offerings.  In opportunistic investing, Portfolio Funds seeks to exploit price dislocations in times of market stress.

Relative Value Strategies. Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market.  Every relative value strategy consists of an exposure to some second order aspect of the market, such as implied volatility (or premium) in convertible bonds and warrants, the yield spread between similar-term government bonds, the yield or swap spread between government and corporate bonds, trending markets which may trigger option exercises, stop-losses, or capitulation, short-term price dislocations between related securities triggered by unusual volume in one or multiple securities, or the price spread between different classes of stock issued by the same underlying company.  The returns from these relative value strategies are derived from those second order risks.

The underlying concept in a relative value strategy is that a Portfolio Fund is purchasing a security that is expected to appreciate while simultaneously selling short a related security that is expected to depreciate.  Accordingly, short selling is an integral part of this strategy.  Portfolio Funds employing a relative value strategy may invest in various instruments including equity, debt, asset-backed securities, mortgage-backed securities, futures, options and other listed and over-the-counter derivatives (See “Relative Value Strategy Risks” and “Short Sales of Securities Risks”).

Global Asset Allocation Strategies. Global Asset Allocation strategies seek to exploit opportunities in various global markets.  Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity.  At any given time, a Portfolio Fund employing a global macro strategy may take positions in currencies, sovereign bonds, global equities and equity indices or commodities.  A Portfolio Fund employing a global asset allocation strategy may elect to take outright, directional positions or, depending on the Portfolio Fund Manager’s own expertise and the risk-return profile of the markets in which it is trading, it may implement a strategy where a long position or set of positions is dynamically paired off against a short position or set of positions.

Investment Process
The Adviser is responsible for the allocation of assets to various Portfolio Funds, subject to policies adopted by the Board.

The Adviser seeks to achieve capital appreciation while seeking to limit risk by investing in a varied portfolio of Portfolio Funds, each of which has an investment strategy and process which leads the Adviser to believe that the Portfolio Fund will achieve above average returns in the future.  In addition, the Adviser seeks Portfolio Funds managed by Portfolio Fund Managers with solid business models, personnel and general management skills and whose interests are aligned with the investors in their Portfolio Funds.

The Adviser sources ideas for potential investment ideas primarily from three areas: prime brokers, other hedge fund investors, and Portfolio Fund Managers (collectively, the Adviser’s “network”).  In this effort, the Adviser is aided by the team’s deep institutional investment management experience, which has helped to cultivate strong relationships among and across this network.  By maintaining continuous relationships with these parties, the Adviser can identify new Portfolio Funds, especially with regard to the few top-tier hedge fund launches that occur every year.  The Adviser generally favors Portfolio Funds that are managed by Portfolio Managers that have in the past demonstrated a consistent ability to achieve above average returns.
The selection of Portfolio Funds is primarily an exercise to identify and understand an investment thesis and process, combined with the assessment of human intellect and character.  Regardless of how superior a Portfolio Fund Manager’s investment thesis, process or performance relating to its Portfolio Fund, the Adviser will only select Portfolio Funds which it believes are of the highest quality.

Direct Investments for Hedging	The Fund may only make direct investments to enable it to hedge certain investment risks or to dispose of an investment that is received in-kind as redemption proceeds from a Portfolio Fund. The Fund does not currently anticipate making direct investments although it reserves the flexibility to do so in the future. The Fund may directly invest in certain types of instruments in order to attempt to limit investment risks, reduce volatility and/or hedge against swings in the value of equity or other securities markets or to hedge or sell investments being received in-kind through a redemption from an underlying Portfolio Fund paid in-kind, as in-kind distributions or under other similar circumstances.  The types of instruments the Fund may use include, but are not limited to, the following: exchange-traded funds (“ETFs”), over-the-counter (“OTC”) and exchange-traded derivatives, futures, forward contracts, swaps, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and other similar market access products or instruments that provide exposure to various markets, asset classes or other investments.  See “Investment Program.”

Borrowing and Use of Leverage
The Fund may engage in short-term borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Portfolio Funds, or for cash management purposes.  The Adviser does not use Fund borrowings for investment leverage purposes.  Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Portfolio Funds are not subject to this requirement. Certain short-term borrowings under the 1940 Act are not subject to the above asset coverage requirement.  The Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its Shares.  In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.

Many Portfolio Funds also use leverage in their investment activities through purchasing securities on margin and through selling securities short.  Portfolio Funds also may use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Portfolio Funds effectively borrows funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate.  Certain Portfolio Funds also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.  See “Risk Factors — Use of Leverage” and “Investment Program — Investment Strategies – Relative Value.”

The Investment Adviser
Evanston Capital Management, LLC, (the “Adviser”), a Delaware limited liability company, is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the investment adviser to the Fund.

The Adviser is responsible for the day-to-day management of the Fund and for the investing of the Fund’s assets in the various Portfolio Funds, subject to policies adopted by the Board.  The Adviser’s investment committee will devote such time to the ongoing operations of the Fund as they deem advisable in order to implement and monitor the Fund’s investment program.

See “Management of the Fund — General.”

FEES AND EXPENSES

Management Fee	In consideration of the management services the Adviser provides to the Fund,

the Fund pays the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of 1.20% of the aggregate value of its outstanding Shares determined as of the last calendar day of each month (before any repurchases of Shares and prior to the Management Fee being calculated) and is payable quarterly.  The Adviser has contractually agreed to waive a portion of the Management Fee through the first anniversary of the Fund’s commencement of operations such that the Management Fee shall equal 0.90% per annum of the aggregate value of the Fund’s outstanding Shares determined as of the last calendar day of each month (before any repurchases of Shares and prior to the Management Fee being calculated) for the first year of the Fund’s operations (the “Management Fee Waiver”).  The Management Fee will continue to be paid quarterly.  The Management Fee Waiver may be terminated only upon approval of the Board of Trustees of the Fund (the “Board”).  See “Management of the Fund — General.”

Administration, Transfer Agent and Custodian Fees
BNY Mellon Investment Servicing (US) Inc., (the “Administrator”) provides certain other administrative services to the Fund.  The Fund pays a monthly fee to the Administrator for the services provided pursuant to an administration agreement (the “Administration Fee”).  The Administration Fee is charged to all Shares.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s custodian and maintains custody of the Fund’s assets.  The Fund pays a monthly fee to the Custodian for the services provided pursuant to a custodian agreement.  In addition, the Custodian may charge the Fund for transaction related costs and is entitled to reimbursement of certain expenses.

Organizational Expenses	The Fund’s organizational expenses were paid by the Adviser.

Expense Limitation Agreement
The Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying Portfolio Funds) to 1.70% through the first anniversary of the Fund’s commencement of operations.  Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party.  See “Management of the Fund — Investor Distribution and Servicing Arrangements.”   In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of  1.70%.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

INVESTING IN THE FUND
Investor Eligibility
Each investor will be required to represent that he, she, or it is acquiring Shares directly or indirectly for the account of an “Eligible Investor,” which includes any “accredited investor” as defined in Regulation D under the 1933 Act.  The definition of “accredited investor” includes, but is not limited to, a person who is:

	●	A natural person whose individual net worth, or joint net worth with that person’s spouse, immediately prior to the time of purchase exceeds $1,000,000; or
●
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; or

●
An individual or entity that has an account managed by an investment advisor registered under the Advisers Act and the advisor is subscribing for Shares in a fiduciary capacity on behalf of the account.

“Net worth” means the excess of total assets at fair market value over total liabilities.  For the purposes of determining “net worth”, the principal residence owned by an individual shall be excluded as an asset.  Any liabilities associated with such residence should be included in total liabilities only if and to the extent that such liabilities exceed the fair market value of the residence.

Existing Shareholders subscribing for additional Shares other than through a dividend reinvestment will be required to verify their status as Eligible Investors at the time of the additional purchases.  The qualifications required to invest in the Fund appear in an application form that must be completed by each prospective investor.  See “Purchases of Shares — Investor Qualifications.”

Investor Suitability
An investment in the Fund involves substantial risks.  It is possible that an investor may lose some or all of its investment.  Before making an investment decision, an investor and/or its advisor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See “Risk Factors.” Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

The Offering and Purchase of Shares
Shares may be purchased by Eligible Investors from the Fund or through advisers, brokers and dealers that have entered into selling agreements with the Distributor.  See “Distribution Arrangements.” It is expected that Shares will be offered and may be purchased on a monthly basis.

The Shares are sold at the current net asset value per Share as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any Eligible Investor is $50,000, and the minimum additional investment in the Fund is  $10,000. The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Certain selling brokers or dealers and financial advisors may impose higher minimum investment levels, or other requirements.

A sales load of up to 3.00% is charged on purchases of Shares. The sales load may be waived for institutional investors, employees of the Adviser, the Distributor or a financial intermediary and their affiliates, and members of their immediate families and such other persons as may be authorized by the Adviser. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.

See “Purchases of Shares — Purchase Terms” and “Distribution Arrangements.”

Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions
The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis.  In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities.  The Fund believes that unique investment opportunities exist in the market for private securities and in private funds.  However, these private investments are often less liquid or illiquid.  For this reason, the Fund is organized as a closed-end fund.  See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity.”

The Fund will not list the Shares on any securities exchange, and it is not expected that any secondary market will develop for the Shares.  Shareholders will not be able to tender for repurchase their Shares on a daily basis because the Fund is a closed-end fund.  In addition, Shares are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors or receive Shares by gift or bequest and who hold their Shares through intermediaries that have entered into shareholder servicing agreements with the Fund.  Brokers, dealers, advisers, or the Fund may require substantial documentation in connection with a requested transfer of Shares.  Shares may not currently be exchanged for shares of any other fund.  As described below, however, in order to provide liquidity, the Fund intends on a quarterly basis to conduct repurchase offers for a portion its outstanding Shares.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares.  Shares should be viewed as a long-term investment.  See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity” and “Principal Risk Factors Relating to Types of Investments and Related Risks — Illiquid Investments.”

Repurchases of Shares by the Fund
Because the Fund is a closed-end fund, Shareholders do not have the right to require the Fund to repurchase any or all of their Shares.  At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. The Fund intends to conduct its first tender offer during the fifth calendar quarter after the commencement of the Fund’s operations.  In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”).  Each repurchase offer ordinarily will be limited to the repurchase of approximately 5-25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered.

In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.  Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund.  See “Repurchases and Transfers of Shares.”

The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion.  The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

The Fund has the right to repurchase Shares from a Shareholder if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust, including, but not limited to, a Shareholder’s attempted transfers in violation of the transfer restrictions described above.

If the interval between the date of purchase of Shares and the Valuation Date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a 3.00% early withdrawal fee payable to the Fund.  In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held the longest first.

If a Shareholder submits Shares for repurchase by the Fund in accordance with the tender offer procedures and the Fund has not repurchased all of those Shares within two years from the Valuation Date of the applicable repurchase offer period, then the Fund will, in accordance with the terms of its Declaration of Trust, be dissolved and liquidated. See “Repurchases and Transfers of Shares — No Right of Redemption” and “— Repurchases of Shares.”

Distribution Policy and Dividend Reinvestment Plans
Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year.  The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares.  Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to a Shareholder’s broker or other intermediary (who should be directed to inform the Fund).

Provision of Tax Information to Shareholders; Shareholder Reports
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist Shareholders in preparing their tax returns.  The Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Shareholders may also receive additional periodic reports regarding the Fund’s operations.

TAXATION
The Fund expects to qualify, and to continue to qualify, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (“Code”).  For each taxable year that a Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders.  Taxable income consists generally of net investment income and any capital gains.  The Fund will distribute substantially all of its net investment income and gains to Shareholders.  These distributions generally will be taxable as ordinary income to the Shareholders.  Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  The Fund will inform Shareholders of the amount and character of the distributions to Shareholders.  See “Investing in the Fund - Distribution Policy and Dividend Reinvestment Plans.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains.  In order to satisfy these requirements, the Fund generally intends to invest its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs.  Tax-exempt investors will generally not receive unrelated business taxable income (“UBTI”) as a result of an investment in the Fund.  See “Taxes.”

ERISA Plans and Other Tax-Exempt Entities
Investors subject to ERISA and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares.  Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.  See “Taxes.”

Fiscal Year	The fiscal year of the Fund ends on March 31 and the tax year of the Fund ends on October 31.
RISK FACTORS
The Fund’s investment program is speculative and entails substantial risks.  No assurance can be given that the Fund’s investment objective will be achieved.  The risks to which an investor in the Fund is subject include the following:

Principal Risk Factors Relating to the Fund’s Structure

Risk of Loss. All securities investments risk the loss of capital.  No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.

Reliance on Adviser. The Fund is managed by the Adviser.  Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the Adviser, which manages the business and affairs of the Fund.   Although the Adviser has over 10 years managing privately offered fund of hedge fund products, the Adviser has not previously managed a registered investment company.  Registered funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of private funds or individual and institutional accounts.

Fund of Funds Investment Risk. The Fund’s fund-of-funds investment approach is subject to various investment-related types of risks, including market risk, strategy risk, and manager risk.  Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets, and contraction of available credit or other financing sources. Strategy risk relates to the failure or deterioration of an entire strategy (such that most or all Portfolio Funds invested in the strategy suffer significant losses).  Strategy-specific losses can result from excessive concentration by multiple Portfolio Funds in the same investment, or broad events that adversely affect particular strategies (e.g., illiquidity within a given market).  Certain Portfolio Funds will employ high risk strategies. Portfolio Fund risk encompasses the possibility of loss due to Portfolio Fund Manager fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage, or new capital markets), or simply poor judgment.

The Portfolio Funds are generally not registered under the 1940 Act.  Accordingly, Portfolio Funds are not subject to the restrictions and protections that are afforded by the 1940 Act including, limitations on the amounts of fees that investors can be charged, asset coverage requirements and reporting requirements.  As a result, Portfolio Fund Managers may be able to use investment strategies and techniques that are not generally permissible for investment companies registered under the 1940 Act.  Portfolio Funds may also be less transparent in terms of providing portfolio holding and securities valuation information.

The Fund may choose to invest, for regulatory and other reasons, in non-voting classes of Portfolio Fund shares. To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Illiquidity and Non-Transferability of Shares. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  The Fund does not currently intend to list Shares for trading on any national securities exchange.  There is no secondary trading market for Shares, and it is not expected that a secondary market will develop.  Shares therefore are not readily marketable.  Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they may not be exchanged for shares of any other fund.  Although the Fund, at the discretion of the Board, will consider whether to make periodic repurchase offers of its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange.  There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer.

General Economic Conditions. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive instruments. Unexpected volatility or illiquidity in the markets in which the Fund (directly or indirectly) holds positions could impair the Fund’s ability to carry out its business or cause it to incur losses.

Recent Market Turmoil. Beginning with the crisis in the credit markets in 2007, both credit markets and equity markets experienced unprecedented turmoil during 2007-2009 as credit markets became illiquid and credit tightened and equity markets lost substantial value.  Such markets caused many private investment funds, such as the Portfolio Funds, to suffer substantial losses.  As such funds experience losses, investors requested withdrawals from such funds, typically causing further losses as assets were sold at fire sale prices.  At the same time, such funds implemented withdrawal gates, designated investments, illiquid investment provisions, suspended withdrawals or suspended net asset value calculations.  Any further market turmoil could have an adverse effect on the Fund’s performance, its ability to withdraw from Portfolio Funds and the Fund’s ability to repurchase a Shareholder’s Shares.  In particular, market turmoil could result in delays in the payment of repurchase proceeds by the Fund to tendering Shareholders.

Lack of Liquidity for Funds of Hedge Funds.  The Fund invests in Portfolio Funds that, in turn, may invest in securities and derivatives that often do not have a liquid market.  For instance, the Fund may allocate a material portion of its assets to Portfolio Funds implementing credit, relative value, and event-driven strategies, each of which typically relies on investments in debt instruments, credit default swaps, large blocks of public or private equities, convertible bonds, or other illiquid debt, equity, or derivative instruments.

This lack of liquidity creates several risks.  First, it makes it difficult for the Portfolio Fund Manager and the Adviser to determine if the Portfolio Fund Manager is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Portfolio Fund were to attempt to liquidate its portfolio at those prices.  Second, it increases the risk that withdrawals from such Portfolio Funds by other investors will cause reductions in the net asset value of those Portfolio Funds merely due to selling pressure, rather than a fundamental change in the investments themselves.  Third, it increases the risk that a Portfolio Fund will not honor the Fund’s liquidity expectations.  Although Portfolio Funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar quarter or year ends (or less frequently) on significant prior notice, as the recent market turmoil has demonstrated, Portfolio Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

Risks of Direct Trading by the Fund. If the Adviser deems it advisable for the Fund to take a direct position in a security, currency, or futures product, or if the Fund receives a direct position as a payment-in-kind or otherwise from a Portfolio Fund, the Adviser may cause the Fund to trade directly in the markets (rather than investing through a Portfolio Fund).  Any such trading would generally be subject to each of the risks described herein, compounded with the risk that the Adviser may not generally have expertise at trading directly in any market, or extensive service provider and counterparty relationships that would typically support such trading.

Changes in Allocations. The Adviser expects from time to time to change the percentage of the Fund’s assets allocated to each Portfolio Fund and may determine to exit one or more Portfolio Funds entirely and/or invest in one or more new Portfolio Funds.   The Fund’s success will depend on the Adviser’s ability to identify and allocate the Fund’s assets among new and existing Portfolio Funds.

Fees and Expenses. Shareholders pay certain fees (e.g., the Management Fee) and expenses of the Fund and indirectly bear the fees (e.g., management fees to Portfolio Fund Managers) and expenses of the Portfolio Funds in which the Fund invests.  Similarly, Shareholders may indirectly pay incentive compensation to Portfolio Fund Managers that charge their investors incentive compensation.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

Incentive Compensation. Each Portfolio Fund Manager will receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Furthermore, when the Fund replaces an unprofitable Portfolio Fund, the loss carryforward generated by such Portfolio Fund is eliminated. Thus, the Fund may pay substantial incentive compensation to certain Portfolio Fund Managers even during a period when the Fund is incurring significant losses attributable to the trading by other Portfolio Fund Managers.

Valuations. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon information provided by the Portfolio Fund Managers or third party administrators of such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers or their administrators.  In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager’s compensation.  The Fund has established a Valuation Committee of its Board, which oversees the actions of the Adviser with regard to fair valuation of assets.  The Adviser’s Valuation Committee is composed of certain members of the Adviser’s Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the valuation of the Fund’s investments will affect the Adviser’s compensation. Although the Adviser reviews the valuation procedures used by the Portfolio Fund Managers, the Adviser’s Valuation Committee, the Administrator, the Adviser or the Board can not confirm or review the accuracy of valuations provided by Portfolio Fund Managers or their administrators.

Estimates. The net asset values received by the Adviser or the Administrator from Portfolio Funds may be estimates only and, unless materially different from the actual valuations, generally will not be subject to revision.  The Adviser relies on these estimates in calculating the Fund’s net asset value for reporting, subscriptions, tender offers, fee and other purposes.

Potential Consequences of Regular Repurchase Offers.  The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time absent significant new investments in the Fund.  It may also force the Fund to sell assets it would not otherwise sell and/or to maintain an increased amount of cash or liquid investments at times.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, because of the limited market for certain of the Fund’s private securities, the Fund may be forced to sell its more liquid securities, in order to meet cash requirements for repurchases.  This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.

Principal Risk Factors Relating to Types of Investments and Related Risks

Long/Short Equity Strategies Risk.  Certain Portfolio Funds selected by the Fund may manage portfolios of both long and short positions in equity securities. The success of such Portfolio Funds depends largely on their Portfolio Fund Manager’s ability to identify mispriced stocks. Individual Portfolio Funds may incorrectly size their positions despite position and risk limits.  Long/short equity

Portfolio Funds rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, long/short equity Portfolio Funds typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Event-Driven Strategies Risk. Portfolio Funds may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Portfolio Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result.

Relative Value Strategies Risk. The use of relative value strategies by Portfolio Funds involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm.  Many Portfolio Funds pursuing relative value strategies employ limited directional strategies which expose such Portfolio Funds to market risk.  Relative value investing requires Portfolio Fund Managers to make predictions about the directional movements of a market and the pricing inefficiencies with respect to certain securities.  There is no guarantee that such predictions will be accurate or that a relative value strategy will be successful.

Global Asset Allocation Strategies Risk.  A Portfolio Fund’s ability to succeed in exploiting opportunities in various global markets will depend, in part, on the Portfolio Fund Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Portfolio Fund Manager’s evaluations and assumptions may be incorrect in view of actual market conditions. See “Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities” and “Emerging Market Investing.”

Use of Portfolio Funds. The Adviser expects that it will not be given access to information regarding the actual investments made by the Portfolio Funds in which the Fund is invested, as such information is often considered proprietary.  At any given time, the Adviser may not know the composition of positions held by Portfolio Funds with respect to the degrees of hedged or directional positions, or the extent of concentration risk or exposure to specific markets.  In addition, the Adviser may not learn of significant structural events, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact.

Concentration by Portfolio Fund Managers. The Portfolio Fund Managers are not required to follow any specific concentration restrictions and may at times (individually or collectively) accumulate substantial positions in one or more securities, thereby exposing the Fund to the possibility of substantial losses.

Portfolio Fund Risk. The Portfolio Funds are generally not registered under the 1940 Act.  Accordingly, Portfolio Funds are not subject to the restrictions and protections that are afforded by the 1940 Act including, limitations on the amounts of  fees that investors can be charged, asset coverage requirements and reporting requirements.  As a result, Portfolio Fund Managers may be able to use investment strategies and techniques that are not generally permissible for investment companies registered under the 1940 Act.

Availability of Portfolio Funds. A number of the Portfolio Funds in which the Fund may seek to invest may significantly limit investor access to such Portfolio Funds due to investor demand exceeding Portfolio Fund size or capacity or for other reasons.  There can be no assurance that the Fund will be permitted to invest, or to invest as much as it desires, in each Portfolio Fund in which it may seek to invest, and any such failure to gain admittance to, or to be permitted to invest as much as it desires in, one or more such Portfolio Funds could adversely affect the investment performance of the Fund.

Limited Operating History. The Fund has no operating history. Certain of the Portfolio Funds in which the Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Portfolio Fund Managers of such Portfolio Funds. However, past investment performance is not indicative of the future results of an investment in such a Portfolio Fund. The results of other investment funds or accounts managed by the Adviser (or by Portfolio Fund Managers) which have or have had an investment objective similar to or different from that of the Fund (or a Portfolio Fund in the case of Portfolio Fund Managers) are not indicative of the results that the Fund  (or a Portfolio Fund) may achieve.

Use of Leverage. The Fund does not intend to use borrowing for the purpose of investment leverage.  However, the Fund may utilize borrowing for portfolio management and other purposes.  The Fund may be required to pledge assets when borrowing, which, in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its Shares.  In addition, the terms of any borrowing arrangement may impose certain investment restrictions on the Fund.  The Portfolio Funds may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred.  The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument.  Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage” positions, some Portfolio Funds may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives.  Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.  Such losses would negatively impact the Fund’s performance.  Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act.  Borrowings by Portfolio Funds are not subject to this requirement.  See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

Replacement of Portfolio Funds. The Fund is not restricted in investing in or redeeming from Portfolio Funds.  Although not anticipated, the Fund’s investment policies might result in substantial Portfolio Fund turnover.  Fund investments with a particular Portfolio Fund may be redeemed for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of a continued position with such Portfolio Fund.  Replacement of Portfolio Funds may involve greater fees, which will be borne directly by the Fund.

Derivatives in General. The Portfolio Funds may use a variety of derivative instruments in implementing their investment strategies, such as convertible securities, options, futures, forwards and interest rate, credit default, total return and equity swaps.  The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments.  The derivatives markets are frequently characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses.  The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations.  In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

If the counterparty to a derivative defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive and any cash used as collateral. If a derivative contract calls for payments by the Portfolio Fund, it must be prepared to make such payments when due. In addition, if counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Portfolio Fund.

Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities. The Fund will invest, directly or indirectly, in investment entities located in or managed from countries other than the U.S.  Investments in foreign funds, and investments by Portfolio Funds in foreign securities, may involve greater risk than investments in domestic funds and securities.  Non-U.S. investments involve certain special risks, including (i) political or economic instability; (ii) the unpredictability of international trade patterns; (iii) the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; (iv) the imposition or modification of currency controls and fluctuations in currency exchange rates; (v) price volatility; (vi) the imposition of withholding taxes on dividends, interest and gains; and (vii) different bankruptcy laws and practice.  As compared to U.S. entities, non-U.S. entities generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards.  Also, it may be more difficult to obtain and enforce legal judgments against non-U.S. entities than against U.S. entities.

Emerging Market Investing. The Fund may invest in Portfolio Funds that invest assets in securities in emerging markets.  The value of emerging market investments may be drastically affected by political developments in the country of issuance.  In addition, the existing governments in the relevant countries could take actions that could have a negative impact on the Portfolio Fund, including nationalization, expropriation, imposition of confiscatory taxation or regulation or imposition of withholding taxes on interest payments or other gains.

The economies of many of the emerging market countries are still in the early stages of modern development and are subject to abrupt and unexpected change.  In many cases, governments retain a high degree of direct control over the economy and may take actions having sudden and widespread effects.  Also, many emerging market country economies have a high dependence on a small group of markets or even a single market.

Emerging market countries tend to have periods of high inflation and high interest rates as well as substantial volatility in interest rates.  The value of emerging market debt can be expected to be extremely sensitive to changes in interest rates worldwide and, in particular, in the country of the relevant issuer.

Emerging market debt issuers and their obligations are not generally rated by any credit rating agency, and a significant proportion of such issuers and obligations would likely fall in the lowest rating category if they were rated.

In certain cases, the structures used to make trades in emerging market securities may be complex, entail significant counterparty exposure and/or involve legal uncertainty under local law.

Temporary Defensive Positions; Money Market and Other Liquid Investments. The Fund and Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and the Portfolio Fund Managers, respectively, deem appropriate under the circumstances. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Non-diversified Status. The Fund is a “non-diversified” investment company. This means that a greater percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Fund’s capital broadly among multiple Portfolio Funds. As a consequence of a potential large investment in a particular Portfolio Fund, losses suffered by such a Portfolio Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.  See “Special Tax Risks” for additional Fund diversification requirements.

Delay in Use of Proceeds. Although the Fund currently intends to invest the proceeds of any sales of Shares as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons.  As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending their investment in Portfolio Funds.  Such other investments may be less advantageous, and, as a result, the Fund may not achieve its investment objectives.

Special Tax Risks. Special tax risks are associated with an investment in the Fund.  The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.  If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Portfolio Funds to come into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the Portfolio Fund’s governing documents.  While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.  See “Taxes.”

There are additional risks of underlying asset classes and strategies.  See “Risk Factors – Principal Risk Factors Relating to Types of Investments and Related Risks.”

Prospective investors in the Fund should review carefully the discussion under the captions “Principal Risk Factors Relating to Types of Investments and Related Risks” for other risks associated with the Fund and the Portfolio Funds’ styles of investing.  An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

Fees and Expenses

The following Fee Table and Example summarize the aggregate expenses of each class of Shares of the Fund and are intended to assist investors in understanding the costs and expenses that they will bear directly or indirectly by investing in Shares of the Fund.  The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying fund level.  Those fees and expenses are described below in “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Investments in Other Funds.”

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price per Share) (1)	3.00%
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	1.20%
Other Expenses (2)	1.96%
Acquired Fund (Portfolio Fund) Fees and Expenses (3)	6.49%
Total Annual Fund Operating Expenses	9.65%
Expense Limitations
Fee Waiver and/or Expense Reimbursement (4)	-1.46%
Additional Management Fee Waiver (5)	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	7.89%
Total Annual Expenses (6)	7.89%

(1)	Any sales load will reduce the amount of an investor’s initial or subsequent investment in the Fund, and the impact on a particular investor’s investment returns would not be reflected in the returns of the Fund. The sales load may be waived in certain circumstances as described in this Prospectus or as otherwise approved by the Adviser.

(2)	“Other Expenses” include the Fund’s operating expenses, including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses. “Other Expenses” are based on estimates for the current fiscal year. See “Management of the Fund — Administrative, Accounting, Custody, Transfer Agent, and Registrar Services”.

(3)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. The “Acquired Fund (Portfolio Fund) Fees and Expenses” disclosed above were calculated in good faith by the Adviser based on estimates for the current fiscal year, which may (and which should be expected to) change substantially over time and, therefore, significantly affect “Acquired Fund (Portfolio Fund) Fees and Expenses.” In addition, the Portfolio Funds held by the Fund will also change, further impacting the calculation of the “Acquired Fund (Portfolio Fund) Fees and Expenses.” Generally, fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Portfolio Fund Managers charge an incentive allocation or fee generally ranging from 15% to 35% of a Portfolio Fund’s net profits, although it is possible on occasion that such ranges may be higher for certain Portfolio Fund Managers.

(4)	The Adviser has contractually agreed to limit total annualized expenses (excluding any borrowing and investment-related costs and fees, taxes and extraordinary expenses) of the Fund, and not including “Acquired Fund (Portfolio Fund) Fees and Expenses,” to 1.70% (the “Expense Limitation Agreement”). The Expense Limitation Agreement shall remain in effect through the first anniversary of the Fund’s commencement of operations, and thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 1.70%. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

(5)	Pursuant to the Advisory Agreement, the Fund pays the Management Fee, which is computed at an annual rate of 1.20% of the aggregate value of its outstanding Shares determined as of the last calendar day of each month (before any repurchases of Shares and prior to the Management Fee being calculated) and is payable quarterly. Notwithstanding the Expense Limitation Agreement described above in footnote 4, the Adviser has contractually agreed to an additional reduction in the Management Fee (the “Management Fee Waiver”), which waives a portion of the Management Fee through the first anniversary of the Fund’s commencement of operations such that the Management Fee shall equal 0.90% per annum of the aggregate value of the Fund’s outstanding Shares determined as of the last calendar day of each month (before any repurchases of Shares and prior to the Management Fee being calculated) for the first year of the Fund’s operations. The Management Fee will continue to be paid quarterly. The Management Fee Waiver may only be terminated prior to the Fund’s first anniversary of its commencement of operations only upon approval of the Board.

(6)	The “Total Annual Expenses” disclosed above will differ significantly from the Fund’s expense ratio (the ratio of expenses to average net assets) that will be included in the audited financial statements in the Fund’s annual report. The financial statements will depict the Fund’s expenses but will not include “Acquired Fund (Portfolio Fund) Fees and Expenses,” which is required to be included in the above table by the SEC.

For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

EXAMPLE

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

	Cumulative Expenses Paid for the Period Of:
	1 Year	3 Years	5 Years	10 Years
Reflecting the effect of Acquired Fund (Portfolio Fund) Fees and Expenses	$105	$279	$436	$771

The Example above is based on the fees and expenses incurred by the Fund, including the sales load, if any, as set out in the table above, and should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.

If your Shares are repurchased by the Fund in the first year that you hold them, they will be subject to the 3% early repurchase fee. The 1-year expense figure for such Shares under the assumptions of this example would be $134.

Financial Highlights

Financial highlights information will become available for the Fund following the end of its first fiscal year.  As a new fund, financial highlights information is not yet available.

Risk Factors

Principal Risk Factors Relating to the Fund’s Structure

Risk of Loss. All securities investments risk the loss of capital.  The Adviser believes that the Fund’s investment program should mitigate this risk through a careful selection and monitoring of the Fund’s investments, but an investment in the Fund is nevertheless subject to loss, including possible loss of the entire amount invested.  No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.

Reliance on Adviser. The Fund is managed by the Adviser. Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the Adviser, which manages the business and affairs of the Fund. Although the Adviser has over 10 years managing privately offered fund of hedge fund products, the Adviser has not previously managed a registered investment company.  Registered funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of private funds or individual and institutional accounts.

Fund of Funds Investment Risk. The Fund’s fund-of-funds investment approach is subject to various investment-related types of risks, including market risk, strategy risk, and manager risk.  Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets, and contraction of available credit or other financing sources.

Strategy risk relates to the failure or deterioration of an entire strategy (such that most or all Portfolio Funds invested in the strategy suffer significant losses).  Strategy-specific losses can result from excessive concentration by multiple Portfolio Funds in the same investment, or broad events that adversely affect particular strategies (e.g., illiquidity within a given market).  Certain Portfolio Funds will employ high risk strategies.  Portfolio Fund risk encompasses the possibility of loss due to Portfolio Fund Manager fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage, or new capital markets), or simply poor judgment.  During the lifetime of the Fund, there could be material changes in one or more Portfolio Fund Managers, including changes in control, initial public offerings, and mergers.  The effect of such changes on a Portfolio Fund cannot be predicted but could be material and adverse.  Given the limited liquidity of the Portfolio Funds, the Fund may not be able to quickly alter its portfolio allocation in response to any such changes, resulting in substantial losses from Portfolio Fund risk.

The Portfolio Funds are generally not registered under the 1940 Act.  Accordingly, Portfolio Funds are not subject to the restrictions and protections that are afforded by the 1940 Act including, limitations on the amounts of fees that investors can be charged, asset coverage requirements and reporting requirements.  As a result, Portfolio Fund Managers may be able to use investment strategies and techniques that are not generally permissible for investment companies registered under the 1940 Act.  Portfolio Funds may also be less transparent in terms of providing portfolio holding and securities valuation information.

The Fund may choose to invest, for regulatory and other reasons, in non-voting classes of Portfolio Fund shares. To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Illiquidity and Non-Transferability of Shares. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  The Fund does not currently intend to list Shares for trading on any national securities exchange.  There is no secondary trading market for Shares, and it is not expected that a secondary market will develop.  Shares therefore are not readily marketable.  Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they may not be exchanged for shares of any other fund.

Although the Fund, at the discretion of the Board, will consider whether to make periodic repurchase offers of its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange.  There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer.  If a repurchase offer is oversubscribed by Shareholders holding Shares of the Fund, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.  The potential for pro-ration may cause some investors to tender more Shares for repurchase than they otherwise would wish to have repurchased.  In addition, in extreme cases, the Fund may not be able to complete repurchases due to the Fund’s holding of illiquid investments.  In that event, you may be able to sell your Shares only if you are able to find an Eligible Investor willing to purchase your Shares.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.  Due to the requirements regarding tenders offers and the frequency with which the Fund expects to offer to repurchase Shares, in the event the Fund makes repurchase offers it is unlikely that the Fund will be able to extend the expiration date of, or increase the amount of, any repurchase offer, which may result in an investor needing to subscribe to more than one repurchase offer to exit the Fund in the case of oversubscribed repurchase offers.

The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been absent significant new investments in the Fund.  It may also force the Fund to sell assets it would not otherwise sell and/or to maintain increased amounts of cash or liquid investments at times.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, because of the limited market for private securities held by the Fund, the Fund may be forced to sell its liquid securities in order to meet cash requirements for repurchases.  This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.  It is not the intention of the Fund to do this; however, it may occur.

General Economic Conditions. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive instruments. Unexpected volatility or illiquidity in the markets in which the Fund (directly or indirectly) holds positions could impair the Fund’s ability to carry out its business or cause it to incur losses.

Recent Market Turmoil. Beginning with the crisis in the credit markets in 2007, both credit markets and equity markets experienced unprecedented turmoil during 2007-2009 as credit markets became illiquid and credit tightened and equity markets lost substantial value.  Such markets caused many private investment funds, such as the Portfolio Funds, to suffer substantial losses.  As such funds experience losses, investors requested withdrawals from such funds, typically causing further losses as assets were sold at fire sale prices.  At the same time, such funds implemented withdrawal gates, designated investments, illiquid investment provisions, suspended withdrawals or suspended net asset value calculations.  Any further market turmoil could have an adverse effect on the Fund’s performance, its ability to withdraw from Portfolio Funds and the Fund’s ability to repurchase a Shareholder’s Shares.  In particular, market turmoil could result in delays in the payment of repurchase proceeds by the Fund to tendering Shareholders.

Lack of Liquidity for Funds of Hedge Funds.  The Fund invests in Portfolio Funds that, in turn, may invest in securities and derivatives that often do not have a liquid market.  For instance, the Fund may allocate a material portion of its assets to Portfolio Funds implementing credit, relative value, and event-driven strategies, each of which typically relies on investments in debt instruments, credit default swaps, large blocks of public or private equities, convertible bonds, or other illiquid debt, equity, or derivative instruments.

This lack of liquidity creates several risks.  First, it makes it difficult for the Portfolio Fund Manager and the Adviser to determine if the Portfolio Fund Manager is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Portfolio Fund Manager were to attempt to liquidate its portfolio at those prices.  Second, it increases the risk that withdrawals from such Portfolio Funds by other investors will cause reductions in the net asset value of those Portfolio Funds merely due to selling pressure, rather than a fundamental change in the investments themselves.  Third, it increases the risk that a Portfolio Fund will not honor the Fund’s liquidity expectations.  Although Portfolio Funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar quarter or year ends (or less frequently) on significant prior notice, as the recent market turmoil has demonstrated, Portfolio Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

A side effect of this inability to withdraw from a Portfolio Fund is the inability to re-allocate the Fund’s assets as dynamically as the Adviser may otherwise desire.  This limitation exists even when a Portfolio Fund has not implemented a constraint on its expected liquidity.  Given that, even in the best of times, these Portfolio Funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among Portfolio Funds is limited.

The Adviser has no control over the liquidity of Portfolio Funds and depends on the Portfolio Fund Managers to provide appropriate valuations as well as liquidity.  In some cases, the Adviser will allocate Fund assets to Portfolio Funds that later impose liquidity constraints making it impossible to terminate them as desired by the Adviser.  Restrictions on liquidity imposed by the Portfolio Fund Managers may materially impact the Fund’s ability to repurchase shares.  An inability to withdraw from a Portfolio Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Portfolio Fund.  It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those Portfolio Funds which provide such liquidity.

In certain cases, other investors in a Portfolio Fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment(s) in such Portfolio Fund.

Risks of Direct Trading by the Fund. If the Adviser deems it advisable for the Fund to take a direct position in a security, currency, or futures product, or if the Fund receives a direct position as a payment-in-kind or otherwise from a Portfolio Fund, the Adviser may cause the Fund to trade directly in the markets (rather than investing through a Portfolio Fund).  Any such trading would generally be subject to each of the risks described herein, compounded with the risk that the Adviser may not generally have expertise at trading directly in any market, or extensive service provider and counterparty relationships that would typically support such trading.

Conflicts of Interest. The Adviser and the Portfolio Fund Managers utilized by the Fund are subject to certain conflicts of interest. See “Conflicts of Interest.”

Increase in Amount of Assets Under Management. It is not known what effect, if any, an increase in the amount of assets under management will have on the trading strategies utilized by the Portfolio Fund Managers with which the Fund invests or their investment results. No assurance can be given that their strategies will continue to be successful.  The Adviser will carefully monitor and analyze the extent to which an increase in the amount of assets under management could hinder future performance of Portfolio Fund Managers.

Other Clients of Portfolio Fund Managers. The Portfolio Fund Managers manage accounts (including other accounts in which the Portfolio Fund Managers may have an interest) other than the Portfolio Fund in which the Fund invests, and may have financial and other incentives to favor such accounts over the relevant Portfolio Fund. In investing on behalf of other clients, as well as the relevant Portfolio Fund, Portfolio Fund Managers must allocate their resources, as well as limited market opportunities.  Doing so not only could increase the level of competition for the same trades the Portfolio Fund might otherwise make, including the priorities of order entry, but also could make it difficult or impossible to take or liquidate a particular position at a price indicated by a Portfolio Fund’s strategy.

Changes in Allocations. The Adviser expects from time to time to change the percentage of the Fund’s assets allocated to each Portfolio Fund and may determine to exit one or more Portfolio Funds entirely and/or invest in one or more new Portfolio Funds. These changes will be made in the Adviser’s discretion.  The Fund’s success will depend on the Adviser’s ability to identify and allocate the Fund’s assets among new and existing Portfolio Funds.

Fees and Expenses. Shareholders pay certain fees (e.g., the Management Fee) and expenses of the Fund and indirectly bear the fees (e.g., management fees to Portfolio Fund Managers) and expenses of the Portfolio Funds in which the Fund invests.  Similarly, Shareholders may indirectly pay incentive compensation to Portfolio Fund Managers that charge their investors incentive compensation.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

Incentive Compensation. Each Portfolio Fund Manager will receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Furthermore, when the Fund replaces an unprofitable Portfolio Fund, the loss carryforward generated by such Portfolio Fund is eliminated. Thus, the Fund may pay substantial incentive compensation to certain Portfolio Fund Managers even during a period when the Fund is incurring significant losses attributable to the trading by other Portfolio Fund Managers.

Valuations. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon information provided by the Portfolio Fund Managers or third party administrators of such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers or their administrators.  In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager’s compensation.  The Fund has established a Valuation Committee of its Board, which oversees the actions of the Adviser with regard to fair valuation of assets.  The Adviser’s Valuation Committee is composed of certain members of the Adviser’s Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the valuation of the Fund’s investments will affect the Adviser’s compensation. Although the Adviser reviews the valuation procedures used by the Portfolio Fund Managers, the Adviser’s Valuation Committee, the Administrator, the Adviser or the Board can not confirm or review the accuracy of valuations provided by Portfolio Fund Managers or their administrators.

Estimates. The net asset values received by the Adviser or the Administrator from Portfolio Funds may be estimates only and, unless materially different from the actual valuations, generally will not be subject to revision.  The Adviser relies on these estimates in calculating the Fund’s net asset value for reporting, subscription, tender offers, fee and other purposes.

Multiple Portfolio Funds. Each Portfolio Fund will trade independently of the others.  There can be no assurance that the losses by certain of the Portfolio Funds may offset any profits achieved by others.  Such offsetting could result in significant reduction in the Fund’s assets, as incentive allocations/fees may be allocable to those Portfolio Funds that recognized profits irrespective of the offsetting losses.  Various Portfolio Funds will from time to time compete with the others for the same positions.  Conversely, opposite positions held by the Portfolio Funds will be economically offsetting.  As long as Portfolio Funds hold positions that offset those held by other Portfolio Funds, the Fund as a whole will be unable to recognize any gain or loss on such open positions, while at the same time incurring brokerage commissions in respect of each of the offsetting positions and paying advisory fees.

Limited Information Regarding Portfolio Funds. The Adviser evaluates and monitors each Portfolio Fund based in part on the information it receives from the Portfolio Fund Manager regarding the Portfolio Fund’s and the Portfolio Fund Manager’s historical performance and investment strategies.  However, the Adviser may not have access to complete information regarding a Portfolio Fund and is generally not in a position to confirm the accuracy of any such information.

Potential Consequences of Regular Repurchase Offers.  The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time absent significant new investments in the Fund.  It may also force the Fund to sell assets it would not otherwise sell and/or to maintain an increased amount of cash or liquid investments at times.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, because of the limited market for certain of the Fund’s private securities, the Fund may be forced to sell its more liquid securities, in order to meet cash requirements for repurchases.  This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.

Principal Risk Factors Relating to Types of Investments and Related Risks

Long/Short Equity Strategies Risk. Certain Portfolio Funds selected by the Fund may manage portfolios of both long and short positions in equity securities. The success of such Portfolio Funds depends largely on their Portfolio Fund Manager’s ability to identify mispriced stocks. Individual Portfolio Funds may incorrectly size their positions despite position and risk limits.  Long/short equity Portfolio Funds rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, long/short equity Portfolio Funds typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Event-Driven Strategies Risk. The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Portfolio Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Portfolio Fund Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the cost to the Portfolio Fund of the investment in respect of which such distribution was made.

Relative Value Strategies Risk. The use of relative value strategies by Portfolio Funds involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm.  Many Portfolio Funds pursuing relative value strategies employ limited directional strategies which expose such Portfolio Funds to market risk.  Relative value investing requires Portfolio Fund Managers to make predictions about the directional movements of a market and the pricing inefficiencies with respect to certain securities.  There is no guarantee that such predictions will be accurate or that a relative value strategy will be successful.

Global Asset Allocation Strategies Risk.  A Portfolio Fund’s ability to succeed in exploiting opportunities in various global markets will depend, in part, on the Portfolio Fund Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Portfolio Fund Manager’s evaluations and assumptions may be incorrect in view of actual market conditions. See “Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities” and “Emerging Market Investing.”

Use of Portfolio Funds. The Adviser expects that it will not be given access to information regarding the actual investments made by the Portfolio Funds in which the Fund is invested, as such information is often considered proprietary.  At any given time, the Adviser may not know the composition of positions held by Portfolio Funds with respect to the degrees of hedged or directional positions, or the extent of concentration risk or exposure to specific markets.  In addition, the Adviser may not learn of significant structural events, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact.

A number of Portfolio Funds might accumulate substantial positions in the same or related instruments at the same time. Because information regarding the actual investments made by such Portfolio Funds is generally unavailable, the Adviser will be unable to determine whether such accumulations, which could reduce diversification in the Fund’s portfolio as a whole, have taken place.  The Portfolio Funds will trade independently of one another and may at times hold economically offsetting positions.  In addition, Portfolio Funds that invest in a particular sector may be subjected to differing or increased risks relating to such sector.

The Adviser expects to communicate on a periodic basis with each of its Portfolio Fund Managers in an effort to understand, among other things, the significant exposures in each Portfolio Fund Manager’s portfolio.  While this does not necessarily render the risks described above to be insignificant, the Adviser believes that this active engagement with Portfolio Fund Managers will help serve to minimize the risks described above when compared to certain other more passively managed funds-of-funds.

Concentration by Portfolio Fund Managers. The Portfolio Fund Managers are not required to follow any specific concentration restrictions and may at times (individually or collectively) accumulate substantial positions in one or more securities, thereby exposing the Fund to the possibility of substantial losses.

Portfolio Fund Risk. The Portfolio Funds are generally not registered under the 1940 Act.  Accordingly, Portfolio Funds are not subject to the restrictions and protections that are afforded by the 1940 Act including, limitations on the amounts of  fees that investors can be charged, asset coverage requirements and reporting requirements.  As a result, Portfolio Fund Managers may be able to use investment strategies and techniques that are not generally permissible for investment companies registered under the 1940 Act.

Availability of Portfolio Funds. A number of the Portfolio Funds in which the Fund may seek to invest may significantly limit investor access to such Portfolio Funds due to investor demand exceeding Portfolio Fund size or capacity or for other reasons.  There can be no assurance that the Fund will be permitted to invest, or to invest as much as it desires, in each Portfolio Fund in which it may seek to invest, and any such failure to gain admittance to, or to be permitted to invest as much as it desires in, one or more such Portfolio Funds could adversely affect the investment performance of the Fund.

Limited Operating History. The Fund has no operating history. Certain of the Portfolio Funds in which the Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Portfolio Fund Managers of such Portfolio Funds. However, past investment performance is not indicative of the future results of an investment in such a Portfolio Fund. The results of other investment funds or accounts managed by the Adviser (or by Portfolio Fund Managers) which have or have had an investment objective similar to or different from that of the Fund (or a Portfolio Fund in the case of Portfolio Fund Managers) are not indicative of the results that the Fund (or a Portfolio Fund) may achieve.

Use of Leverage. The Fund does not intend to use borrowing for the purpose of investment leverage.  However, the Fund may utilize borrowing for portfolio management and other purposes.  The Fund may be required to pledge assets when borrowing, which, in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its Shares.  In addition, the terms of any borrowing arrangement may impose certain investment restrictions on the Fund.  The Portfolio Funds may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred.  The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument.  Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage” positions, some Portfolio Funds may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives.  Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.  Such losses would negatively impact the Fund’s performance.  Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act.  Borrowings by Portfolio Funds are not subject to this requirement.  See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

Arbitrage Strategies. The use of arbitrage strategies by Portfolio Fund Managers in no respect should be taken to imply that the use of such strategies is without risk. Substantial losses may be recognized on “arbitrage” positions, and illiquidity and default on one side of a position may effectively result in the position being transformed into an outright speculation. Every arbitrage strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm.  Many such managers pursuing arbitrage strategies employ limited directional strategies which expose such managers to market risk.

Equity Securities Investing. The Portfolio Fund Managers’ investments in equity securities may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with resulting fluctuations in the Fund’s profits and losses in such investments.

Further, the hedged approach utilized by certain Portfolio Fund Managers could cause the Fund’s performance to lag behind market indices in the event of sharply rising markets.  Utilizing Portfolio Fund Managers that employ hedged strategies entails the risk that, while most managers are skilled in the selection of long investments, some may not fully understand the complexity and risks of short sales.  In addition, many hedged equity funds are very small businesses, which makes monitoring their growth and soundness particularly important.

Portfolio Fund Managers that focus upon particular market sectors may select investments that are subject to more rapid changes in value than would be the case with investments that are diversified among industries, companies and types of securities.

Although certain of the Portfolio Fund Managers will hedge their market exposure, such hedging may provide little or no protection against significant losses.  Moreover, certain Portfolio Fund Managers may implement purely speculative strategies.

Credit Strategies. Certain of the Portfolio Funds may invest in the credit markets, attempting to take advantage of undervalued securities as well as relative mispricings.  The identification of attractive investment opportunities in disrupted credit markets is difficult and involves a significant degree of uncertainty.  The credit markets are, in general, highly susceptible to interest-rate movements, government interference, economic news, and investor sentiment.  There was significant volatility in the credit markets during the recent credit crisis.

During periods of “credit squeezes” or “flights to quality,” the market for credit instruments other than U.S. Treasury bills can become substantially reduced.  This poses a particular risk that leveraged credit instrument positions held by Portfolio Funds that pursue credit related investment strategies may need to be sold at discounts to fair value in order to meet margin calls.  At the same time, the dealers may correspondingly reduce the value of outstanding positions, resulting in additional margin calls as loan to value triggers are hit under prime brokerage and swap agreements.  During the recent financial market crisis, the market for credit instruments has been so illiquid that a number of private investment funds have had to sell otherwise highly desirable investments in other asset classes in order to meet margin calls on their credit positions.

Bank Loans. The Portfolio Funds may invest in loans and loan participations originated by banks and other financial institutions.  These investments may include highly-leveraged loans to borrowers with below investment grade credit ratings.  Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions.  In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public.  To the extent that a Portfolio Fund obtains such information and it is material and nonpublic, such Portfolio Fund will be unable to trade in the securities of the borrower until the information is disclosed to the public or otherwise ceases to be material, nonpublic information.

The Portfolio Funds may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future.  A failure by a Portfolio Fund to advance requested funds to a borrower could result in claims against such Portfolio Fund and in possible assertions of offsets against amounts previously loaned.

The Portfolio Funds may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation).  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution.  A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as a lender under the credit agreement, not with the borrower.  As a holder of a participation interest, a Portfolio Fund generally will have no right to exercise the rights of the lender under the credit agreement, including the right to enforce compliance by the borrower with the terms of the loan agreement and to approve amendments or waivers of terms, nor will such Portfolio Fund have any rights of set-off against the borrower, and such Portfolio Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, such Portfolio Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Small Cap Investing. Certain Portfolio Fund Managers may focus on micro cap and small cap companies.  While these smaller companies may have significant potential for growth, they may also be higher risk investments.  Small, start-up companies often lack the capability to diversify, a wide customer base, extensive manufacturing capability or experience and access to capital markets, which factors may severely limit their ability to grow.  Hence, the business risk associated with investing in these companies is considerable.  Any convertible debentures issued by small companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely principal payments.  Moreover, since smaller companies often are under-followed by large investment houses, whose research is relied upon by many traditional asset managers, small cap stocks typically are not traded by institutional investors and thus involve a relative lack of liquidity.

Emerging Market Investing. The Fund may invest in Portfolio Funds that invest assets in securities in emerging markets.  The value of emerging market investments may be drastically affected by political developments in the country of issuance.  In addition, the existing governments in the relevant countries could take actions that could have a negative impact on the Portfolio Fund, including nationalization, expropriation, imposition of confiscatory taxation or regulation or imposition of withholding taxes on interest payments or other gains.

The economies of many of the emerging market countries are still in the early stages of modern development and are subject to abrupt and unexpected change.  In many cases, governments retain a high degree of direct control over the economy and may take actions having sudden and widespread effects.  Also, many emerging market country economies have a high dependence on a small group of markets or even a single market.

Emerging market countries tend to have periods of high inflation and high interest rates as well as substantial volatility in interest rates.  The value of emerging market debt can be expected to be extremely sensitive to changes in interest rates worldwide and, in particular, in the country of the relevant issuer.

Emerging market debt issuers and their obligations are not generally rated by any credit rating agency, and a significant proportion of such issuers and obligations would likely fall in the lowest rating category if they were rated.

In certain cases, the structures used to make trades in emerging market securities may be complex, entail significant counterparty exposure and/or involve legal uncertainty under local law.

Corporate Debt Obligations. The Fund may invest into Portfolio Funds that invest in corporate debt obligations, including commercial paper.  Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (i.e., credit risk).  The Portfolio Fund Managers may actively expose the Portfolio Funds to credit risk.  However, there can be no guarantee that the Portfolio Fund Managers will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Portfolio Funds and consequently, the Fund.

Short Sales of Securities. Portfolio Fund Managers utilized by the Fund may engage in selling securities short.  Selling securities short involves selling securities that a Portfolio Fund does not own.  In order to make delivery to the purchaser of such securities, the Portfolio Fund may borrow securities from a third party lender.  The Portfolio Fund subsequently must return the borrowed securities to the lender by delivering to the lender securities the Portfolio Fund purchases in the open market.  The Portfolio Fund must generally pledge cash or other securities with the lender equal to or greater than the market price of the borrowed securities.  This deposit will be increased or decreased in accordance with changes in the market price of the borrowed securities.  Accordingly, a Portfolio Fund could, in theory, be exposed to an unlimited loss in the event of an unlimited increase in the market price of a borrowed security.  Purchasing securities to close out the short position can itself cause the price of the securities to rise, thereby limiting profits or exacerbating losses.  Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.  The risk also exists that the securities necessary to cover a short position will not be available for purchase.

During the recent severe market disruptions, the SEC and other securities regulators in a number of countries imposed bans on the short-selling of financial sector securities.  These limitations typically were imposed on an “emergency” basis, making it impossible for numerous market participants to initiate new net short strategies in those securities.  Short selling constitutes an integral component of a number of the Portfolio Fund Managers’ strategies, and a variety of the Portfolio Funds that engage in short selling may suffer material losses over a very short period of time as a direct consequence of these regulatory actions.  Any continued or additional regulatory limitations could materially adversely affect the Portfolio Fund Managers’ ability to implement their strategies.

Structured Investments. The Fund may invest with Portfolio Fund Managers through structured notes linked to the performance of a pooled entity managed by a Portfolio Fund Manager or through a swap or other contract paying a return equal to the total return of the pooled entity managed by a Portfolio Fund Manager.  These types of structured investments involve many of the same risks as direct investments in the Portfolio Fund Managers’ pooled entities.  Moreover, structured investments expose the Fund to the risks associated with derivatives markets, including the risk of counterparty default and liquidity risks.

Replacement of Portfolio Funds. The Fund is not restricted in investing in or redeeming from Portfolio Funds.  Although not anticipated, the Fund’s investment policies might result in substantial Portfolio Fund turnover.  Fund investments with a particular Portfolio Fund may be redeemed for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of a continued position with such Portfolio Fund.  Replacement of Portfolio Funds may involve greater fees, which will be borne directly by the Fund.

Derivatives in General. The Portfolio Funds may use a variety of derivative instruments in implementing their investment strategies, such as convertible securities, options, futures, forwards and interest rate, credit default, total return and equity swaps.  The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments.  The derivatives markets are frequently characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses.  The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations.  In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

If the counterparty to a derivative defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive and any cash used as collateral. If a derivative contract calls for payments by the Portfolio Fund, it must be prepared to make such payments when due. In addition, if counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Portfolio Fund.

Swaps and Other Derivatives. The Portfolio Funds may enter into swaps, forward contracts, and similar derivative transactions involving or relating to interest rates, credit risks, non-U.S. currencies, commodities, securities, investment fund interests, indices, prices or other items.  A swap transaction is an individually negotiated, non-standardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, commodity prices, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity.  Most swap contracts and similar derivative contracts are not currently traded on exchanges; rather, banks and dealers act as principals in these markets.  As a result, the Portfolio Funds are subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Portfolio Funds trade.  Speculative position limits are not currently applicable to swap transactions, although the counterparties with which the Portfolio Funds deal may limit the size or duration of positions available to the Portfolio Funds as a consequence of credit considerations.  Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”) includes provisions that comprehensively regulate the OTC derivatives markets for the first time.  While the Dodd Frank Act is intended in part to reduce certain of the risks described above, its success in this respect may not be evident for some time after the Dodd Frank Act is fully implemented.  Although many regulatory initiatives mandated by the Dodd Frank Act have been implemented, the process may take several years.

OTC Transactions. The Dodd Frank Act includes provisions that comprehensively regulate the OTC derivatives markets for the first time. The Dodd Frank Act requires and related regulatory developments have imposed several new requirements on OTC swaps markets participants, including new registration and business conduct requirements on dealers that enter into swaps with certain clients, and the imposition of central clearing on certain swaps, swap options, and certain foreign exchange instruments including non-deliverable foreign exchange forwards.  As of the date of this Prospectus, central clearing is only required for certain instruments, although central clearing for additional instruments is expected to be implemented by the Commodity Futures Trading Commission (the “CFTC”) until the majority of the swaps market is ultimately subject to central clearing.  In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s or a Portfolio Fund’s ability to enter into swaps in the OTC market.  These developments could cause the Fund or a Portfolio Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.  Such developments may also make it more difficult and costly for investment funds, including the Fund and the Portfolio Funds, to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Portfolio Funds might otherwise engage impossible or so costly that they will no longer be economical to implement.

Swaps that must be submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements.  Although the Dodd Frank Act includes limited exemptions from the clearing and margin requirements for so-called “end-users,” Portfolio Funds may not rely on such exemptions. Counterparties to cleared swaps will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do.  This is expected to further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

Although the Dodd Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Portfolio Funds may remain principal-to-principal or OTC contracts between the Portfolio Funds and third parties entered into privately.  The risk of counterparty nonperformance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these heretofore substantially unregulated markets.  While the Dodd Frank Act is intended in part to reduce these risks, its success in this respect may not be evident for some time after the Dodd Frank Act is fully implemented, a process that may take several years.  To the extent not mitigated by implementation of the Dodd Frank Act, if at all, the risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging of the Portfolio Funds’ assets, include:  (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) system risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Options. Trading options is highly speculative and may entail risks that are greater than investing in other securities.  Prices of options are generally more volatile than prices of other securities.  In trading options, the Portfolio Funds speculate on market fluctuations of securities and securities exchange indices while investing only a small percentage of the value of the securities underlying such option.  A change in the market price of the underlying securities or underlying market index will cause a much greater change in the price of the option contract.  In addition, to the extent that a Portfolio Fund purchases options that it does not sell or exercise, the Portfolio Fund will suffer the loss of the premium paid in such purchase.  To the extent a Portfolio Fund sells options and must deliver the underlying securities at the option price, the Portfolio Fund has a theoretically unlimited risk of loss if the price of such underlying securities increases.  If the Portfolio Fund must buy those underlying securities, the Portfolio Fund risks the loss of the difference between the market price of the underlying securities and the option price.  Any gain or loss derived from the sale or exercise of an option will be reduced or increased, respectively, by the amount of the premium paid.  The expenses of option investing include commissions payable on the purchase and on the exercise or sale of an option.

A Portfolio Fund Manager may cause a Portfolio Fund to buy or sell OTC options—options on securities that are not traded on a securities exchange and are not issued or cleared by an internationally recognized clearing corporation.  The risk of nonperformance by the obligor on such an option may be greater, and the ease with which the Portfolio Fund Manager can dispose of such an option may be less, than in the case of an exchange traded option issued by an internationally recognized clearing corporation.

Hedging. Hedging techniques involve one or more of the following risks:  (i) imperfect correlation between the performance and value of the instrument and the value of the Portfolio Fund securities or other objective of the Portfolio Fund Manager; (ii) possible lack of a secondary market for closing out a position in such instrument; (iii) losses resulting from interest rate, spread or other market movements not anticipated by the Portfolio Fund Manager; (iv) the possible obligation to meet additional margin or other payment requirements, all of which could worsen the Portfolio Fund’s position; and (v) default or refusal to perform on the part of the counterparty with which the Portfolio Fund trades.  Furthermore, to the extent that any hedging strategy involves the use of OTC derivatives transactions, such a strategy would be affected by implementation of the various regulations adopted pursuant to the Dodd Frank Act.

The Portfolio Fund Managers will not, in general, attempt to hedge all market or other risks inherent in the Portfolio Funds’ positions, and hedge certain risks, if at all, only partially.  Specifically, the Portfolio Fund Managers may choose not, or may determine that it is economically unattractive, to hedge certain risks — either in respect of particular positions or in respect of the Portfolio Funds’ overall portfolios.  The Portfolio Funds’ portfolio composition will commonly result in various directional market risks remaining unhedged.  The Portfolio Fund Manager may rely on diversification to control such risks to the extent that the Portfolio Fund Manager believes it is desirable to do so; however, the Portfolio Funds may not be subject to formal diversification policies.

The ability of the Portfolio Funds to hedge successfully will depend on the ability of the Portfolio Fund Managers to predict pertinent market movements, which cannot be assured.  The Portfolio Fund Managers are not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective.  In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.  Moreover, it should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as counterparty credit risk.  Furthermore, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

The Fund may invest in one or more Portfolio Funds that attempts to provide downside protection to the Fund in the event of significant equity or other market declines. Additionally, the Fund may make direct investments in a similar attempt to provide downside protection to the Fund. While the Fund may make these investments to seek to reduce risk, such transactions may not be fully effective in mitigating risk in all market environments or against all types of risk (including unidentified and unanticipated risk), thereby resulting in losses to the Fund.  In addition, such hedging investments may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging investments. Moreover, the Adviser may determine not to hedge against, or may not anticipate, certain risks, and the Fund’s portfolio will always be exposed to certain risks that cannot be hedged or can only be hedged partially or imperfectly.

Currency Exchange Exposure and Currency Hedging. Because the Portfolio Funds may invest in non-U.S. securities that are denominated or quoted in non-U.S. currencies, whereas the functional currency of the Portfolio Funds may be denominated in U.S. dollars, performance may be significantly affected, either positively or negatively, by fluctuations in the relative currency exchange rates and by exchange control regulations.  To the extent the Portfolio Funds seek to hedge their currency exposure, it may not always be practicable to do so.  Moreover, hedging may not alleviate all currency risks.  Furthermore, the Portfolio Funds may incur costs in connection with conversions between various currencies.  Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell currency to the Portfolio Funds at one rate, while offering a lesser rate of exchange should the Portfolio Funds desire immediately to resell that currency to the dealer.  The Portfolio Funds may conduct their currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market, or through entering into a number of different types of hedging transactions including, without limitation, forward, futures or commodity options contracts to purchase or sell currencies, and entering into foreign currency borrowings.

To the extent the Portfolio Funds enter into currency forward contracts (agreements to exchange one currency for another at a future date), these contracts involve a risk of loss if some Portfolio Funds fail to predict accurately the direction of currency exchange rates.  In addition, forward contracts are not guaranteed by an exchange or clearinghouse.  Therefore, a default by the forward contract counterparty may result in a loss to such Portfolio Fund and, consequently, the Fund for the value of unrealized profits on the contract or for the difference between the value of its commitments, if any, for purchase or sale at the current currency exchange rate and the value of those commitments at the forward contract exchange rate.  Furthermore, while the markets for currency forward contracts are not currently regulated, certain similar currency-related derivative transactions, including non-deliverable forwards and currency swaps are subject to regulation under the Dodd Frank Act, a development which may entail increased costs and result in burdensome reporting requirements, especially if these transactions are subjected to mandatory clearing.

There can be no guarantee that instruments suitable for hedging currency shifts will be available at the time a Portfolio Fund Manager wishes to use them or will be able to be liquidated when a Portfolio Fund Manager wishes to do so.  In addition, the Portfolio Fund Managers may choose not to enter into hedging transactions with respect to some or all of its positions that are exposed to currency exchange risk.

Credit Default Swaps. The Portfolio Funds may enter into credit derivative contracts.  The typical credit default swap contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller.  In return, the buyer agrees to make periodic and/or upfront payments equal to a fixed percentage of the notional amount of the contract.  The Portfolio Funds may also purchase or sell credit default swaps on a basket of reference entities or an index.  In circumstances in which the Portfolio Funds do not own the debt securities that are deliverable under a credit default swap, the Portfolio Funds will be exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.”  In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred.  In either of these cases, the Portfolio Funds would not be able to realize the full value of the credit default swap upon a default by the reference entity.  As a seller of credit default swaps, the Portfolio Funds may incur leveraged exposure to the credit of the reference entity and would be subject to many of the same risks they would incur if they were holding debt securities issued by the reference entity.  However, the Portfolio Funds may not have any legal recourse against the reference entity and will not benefit from any collateral securing the reference entity’s debt obligations.  In addition, the credit default swap buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Portfolio Funds following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Portfolio Funds.  If there is a sharp increase in volume of credit derivatives trading in the market, settlement of such contracts may be delayed beyond the time frame originally anticipated by counterparties.  Such delays may adversely impact the Portfolio Funds’ ability to otherwise productively deploy any capital that is committed with respect to such contracts.

Futures Contracts. Certain Portfolio Funds may trade commodity and other futures and options contracts.  Futures prices can be highly volatile.  Because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  Futures exchanges limit fluctuations in futures contract prices during a single day.  During a single trading day no trades may be executed at prices beyond the “daily limit.”  Once the price of a futures contract for a particular underlying has increased or decreased by an amount equal to the daily limit, positions in the future can be neither taken nor liquidated unless managers are willing to effect trades at or within the limit.

Additionally, to the extent that a Portfolio Fund Manager trades for multiple accounts (including accounts proprietary to the Portfolio Fund Manager) or funds, the futures positions of all such accounts or funds will generally be required to be aggregated for purposes of determining compliance with position limits, position reporting and position “accountability” rules imposed by the CFTC or the various futures exchanges.  Any such aggregation requirement could materially limit the futures positions the Portfolio Fund Manager may take for a Portfolio Fund.

Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities. The Fund will invest, directly or indirectly, in investment entities located in or managed from countries other than the U.S.  Investments in foreign funds, and investments by Portfolio Funds in foreign securities, may involve greater risk than investments in domestic funds and securities.  Non-U.S. investments involve certain special risks, including (i) political or economic instability; (ii) the unpredictability of international trade patterns; (iii) the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; (iv) the imposition or modification of currency controls and fluctuations in currency exchange rates; (v) price volatility; (vi) the imposition of withholding taxes on dividends, interest and gains; and (vii) different bankruptcy laws and practice.  As compared to U.S. entities, non-U.S. entities generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards.  Also, it may be more difficult to obtain and enforce legal judgments against non-U.S. entities than against U.S. entities.

In addition, a Portfolio Fund’s securities may be denominated, and its net asset value will then be calculated, in a different currency than U.S. dollars.  However, the Shares of the Fund will be denominated in U.S. dollars.  Hence, with respect to Portfolio Funds denominated in a currency other than the U.S. dollar, the Fund will be subject to the risk that the value of the U.S. dollar will decline versus the currency of such Portfolio Fund.  The Fund will likely not offset that risk by entering into a currency hedge, but may do so in the Adviser’s discretion.  If a currency hedge is implemented, there can be no assurance that the currency hedge will be successful at accomplishing this purpose or will not itself generate significant losses.

Exchange Traded Funds. The Portfolio Funds and the Fund may purchase and sell shares of ETFs, which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio Fund or the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, a Portfolio Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Fund indirectly would bear by investing in the Portfolio Fund. These expenses would be in addition to the fees and other expenses that the Fund or Portfolio Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings. Portfolio Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Non-diversified Status. The Fund is a “non-diversified” investment company. This means that a greater percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Fund’s capital broadly among multiple Portfolio Funds. As a consequence of a potential large investment in a particular Portfolio Fund, losses suffered by such a Portfolio Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.  See “Special Tax Risks” for additional Fund diversification requirements.

Delay in Use of Proceeds. Although the Fund currently intends to invest the proceeds of any sales of Shares as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons.  As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending their investment in Portfolio Funds.  Such other investments may be less advantageous, and, as a result, the Fund may not achieve its investment objectives.

Special Tax Risks. Special tax risks are associated with an investment in the Fund.  The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.  If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Portfolio Funds to come into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the Portfolio Fund’s governing documents.  While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.  See “Taxes.”

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains, if any, to Shareholders.  These distributions generally will be taxable as ordinary income or capital gains to the Shareholders.  Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  The Fund will inform Shareholders of the amount and character of its distributions to Shareholders.  See “Taxes” below for more information.  If the Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such year, plus any such amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts.   In addition, the Fund invests in Portfolio Funds located outside the U.S.  Such Portfolio Funds may be subject to withholding tax on their investments in other jurisdictions.  Any such withholding tax would reduce the return on the Fund’s investment in such Portfolio Funds and thus on the Shareholders’ investment in the Fund.  See “Taxes.”

Temporary Defensive Positions; Money Market and Other Liquid Investments. The Fund and Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and the Portfolio Fund Managers, respectively, deem appropriate under the circumstances. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Limits of Risk Disclosures

The above discussion covers key risks associated with the Fund and the Shares, but is not, nor is it intended to be, a complete enumeration or explanation of all risks possibly involved in an investment in the Fund.  Prospective investors should read this entire Prospectus and the Declaration of Trust and consult with their own advisors before deciding whether to invest in the Fund.  An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund’s investment program develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.  The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

The Fund

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a statutory trust under the laws of Delaware on October 16, 2013.

The Fund’s principal office is located at the Adviser’s offices at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201.  The Adviser’s telephone number is (847) 328-4961. Investment advisory services are provided to the Fund by the Adviser, Evanston Capital Management, LLC, a limited liability company organized under Delaware law, pursuant to an investment advisory agreement approved by the Fund’s Board of Trustees (the “Advisory Agreement”).  Responsibility for monitoring and overseeing the Fund’s management, operation and investment program is vested in the individuals who serve on the Board. See “Board of Trustees” in the SAI. The Board has delegated to the Adviser its rights and powers to the extent necessary for the Fund’s Board to carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations.

Structure

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company.  Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors.  The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations.  Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds.  These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors.  The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Fund is similar to a private investment fund in that it is actively managed and Shares are sold to Eligible Investors (primarily high net worth individual and institutional investors, as defined below, subject to applicable requirements).  In addition, the Portfolio Fund Managers of the Portfolio Funds typically are entitled to receive incentive-based compensation.

Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Shares.  The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

Use of Proceeds

The Adviser anticipates that the proceeds to the Fund will be fully invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt.  There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of or a limited number of attractive investment opportunities and delays of the closing dates of Portfolio Funds to which the Fund has subscribed or plans to subscribe.  Significant delays that hinder the ability of the Adviser to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

Investment Program

Investment Objective and Principal Strategies

Investment Objective

The Fund’s investment objective is to seek attractive long-term risk adjusted returns.  The Fund seeks to achieve its objective by investing substantially all of its assets in Portfolio Funds — i.e., investment vehicles often referred to as “hedge funds” — managed by Portfolio Fund Managers.  Many of the Portfolio Funds in which the Fund invests seek to achieve their investment objectives with minimal correlation with traditional equity or fixed income indices.

For temporary or defensive purposes, the Fund may also invest its assets in cash, cash equivalents, and high-quality debt instruments, and it may also employ derivative strategies for hedging purposes.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Investment Strategies

The following general descriptions summarize certain investment strategies that may be pursued by Portfolio Funds selected by the Adviser for the Fund.  These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Portfolio Funds.  The Fund will invest, directly or indirectly, in Portfolio Funds organized, located in or managed from countries other than the U.S. and that are treated as corporations for U.S. tax purposes and that will generally be treated as PFICs for federal income tax purposes.

Long/Short Equity Strategies.  Long/short equity strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process.  Long/short equity strategies may aim to have a net long directional bias (“long-biased”), a net short directional bias (“short-biased”) or be neutral to general movements in the stock market (“market-neutral”).  Long/short equity Portfolio Fund Managers tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook.  In implementing short selling strategies, the Portfolio Fund Manager sells securities which have been borrowed from a broker or other securities lender in anticipation of a decline in price.  Long/short equity strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors.  In specific sector investing, a Portfolio Fund typically focuses on investing in the securities of companies within a particular industry or industry segment, drawing upon a Portfolio Fund Manager’s particular expertise.  In addition, certain Portfolio Funds may concentrate their portfolios in one or a few industry sectors or regions or take activist positions.  Activist Portfolio Funds may take sizeable positions in a company and then use their ownership to implement management changes or a restructuring of the company’s balance sheet.

Long-biased strategies in basic terms seek to maintain a net long exposure to the market through a combination of long and short positions.  Unlike a long-only strategy, a long-biased strategy attempts to provide some downside protection against overall market declines by utilizing short positions and/or attempts to increase its returns by shorting stocks that the manager believes will decrease in value.  Short-biased strategies in basic terms seek to maintain a net short exposure to the market through a combination of short and long positions.  A dedicated short bias investment strategy attempts to capture profits when the overall market, or the specific short positions held by a Portfolio Fund, declines by holding investments that are overall biased to the short side.  Market-neutral strategies in basic terms, seek to profit from both increasing and decreasing prices in a single or numerous markets.  Market-neutral strategies are often attained by taking matching long and short positions in different securities in order to attempt to profit from positive movements in long positions and negative movements in short positions while maintaining an overall neutral position to general movements in the stock market.

Event Driven Strategies. Event Driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations.  Event Driven strategies include, but are not limited to, risk arbitrage, distressed situations investing, special situations, and opportunistic investing.  In implementing a Risk Arbitrage strategy, the Portfolio Fund acquires securities of companies which are potentially subject to an acquisition, exchange offer, tender offer, or reorganization, and assesses the probability that the transaction in question will be consummated through an evaluation of, among other things, shareholder behavior, distribution of voting rights, regulatory response, the possibility of litigation, and the behavior of incumbent management.  In distressed situations investing, the Portfolio Fund invests in the securities of highly leveraged or financially troubled companies or nations, including those in bankruptcy proceedings, reorganizations, or liquidation, in anticipation of substantial gains if the issuer is restored to financial viability.  In special situations, Portfolio Funds seek to capitalize on price anomalies created by special situations such as company spin-offs or rights offerings.  In opportunistic investing, Portfolio Funds seek to exploit price dislocations in times of market stress.

Relative Value Strategies. Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market.  Every relative value strategy consists of an exposure to some second order aspect of the market, such as implied volatility (or premium) in convertible bonds and warrants, the yield spread between similar-term government bonds, the yield or swap spread between government and corporate bonds, trending markets which may trigger option exercises, stop-losses, or capitulation, short-term price dislocations between related securities triggered by unusual volume in one or multiple securities, or the price spread between different classes of stock issued by the same underlying company.  The returns from these relative value strategies are derived from those second order risks.

The underlying concept in a relative value strategy is that a Portfolio Fund is purchasing a security that is expected to appreciate while simultaneously selling short a related security that is expected to depreciate.  Accordingly, short selling is an integral part of this strategy.  Portfolio Funds employing a relative value strategy may invest in various instruments including equity, debt, asset-backed securities, mortgage-backed securities, futures, options and other listed and over-the-counter derivatives (See “Relative Value Strategy Risks” and “Short Sales of Securities Risks”).

Global Asset Allocation Strategies. Global Asset Allocation strategies seek to exploit opportunities in various global markets.  Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity.  At any given time, a Portfolio Fund employing a global macro strategy may take positions in currencies, sovereign bonds, global equities and equity indices or commodities.  A Portfolio Fund employing a global asset allocation strategy may elect to take outright, directional positions or, depending on the Portfolio Fund Manager’s own expertise and the risk-return profile of the markets in which it is trading, it may implement a strategy where a long position or set of positions is dynamically paired off against a short position or set of positions.

Investment Process

The Adviser is responsible for the allocation of assets to various Portfolio Funds, subject to policies adopted by the Board.  The Adviser has an Investment Committee which is charged with overseeing the investments in, and redemptions from, Portfolio Funds.  However, Mr. Adam Blitz, Mr. Don Fehrs and Ms. Kristen VanGelder are primarily responsible for determining the amount of the Fund’s assets to be invested in, or redeemed from, a Portfolio Fund.

The Adviser seeks to achieve capital appreciation while seeking to limit risk by investing in a varied portfolio of Portfolio Funds, each of which has an investment strategy and process which leads the Adviser to believe that the Portfolio Fund Managers will achieve above average returns in the future.  In addition, the Adviser seeks Portfolio Funds managed by Portfolio Fund Managers with solid business models, personnel and general management skills and whose interests are aligned with the investors in their Portfolio Funds.

The Adviser sources ideas for potential investment ideas primarily from three areas: prime brokers, other hedge fund investors, and Portfolio Fund Managers (collectively, the Adviser’s “network”).  In this effort, the Adviser is aided by the team’s deep institutional investment management experience, which has helped to cultivate strong relationships among and across this network.  By maintaining continuous relationships with these parties, the Adviser can identify new Portfolio Funds, especially with regard to the few top-tier hedge fund launches that occur every year.  The Adviser generally favors Portfolio Funds that have in the past demonstrated a consistent ability to achieve above average returns. However, the Adviser may include newly formed, or emerging, Portfolio Funds in the Fund’s portfolio.

The selection of Portfolio Funds is primarily an exercise to identify and understand an investment thesis and process, combined with the assessment of human intellect and character.  Regardless of how superior a Portfolio Fund Manager’s investment thesis, process or performance relating to its Portfolio Fund, the Adviser will only select Portfolio Funds which it believes are of the highest quality.

Investment Selection and Monitoring

Step 1 – Initial Portfolio Fund Manager Evaluation. The Adviser meets with numerous Portfolio Fund Managers of prospective Portfolio Funds each year. Each Portfolio Fund Manager of a Portfolio Fund is initially evaluated utilizing the Adviser’s proprietary 360° scoring system.  Portfolio Funds and Portfolio Fund Managers that do not meet predetermined hurdles are eliminated from further consideration.  The Adviser utilizes interviews, formal presentations, one-on-one meetings and other research to complete its 360O review.  The Adviser’s scoring system analyzes the following five factors for each Portfolio Fund Manager of a Portfolio Fund:

(1)	Investment Thesis
(2)	Investment Process
(3)	Portfolio Risk Management
(4)	Structure and Terms of Investment Offering
(5)	Diversification and Correlation Characteristics

Step 1A – In-Depth Investment Review. For the Portfolio Funds that surpass the Step 1 hurdles required for further consideration, the Adviser generally meets with the Portfolio Fund Managers and conducts a more intensive review to reevaluate and analyze each 360° factor in a more in-depth manner.  This step is designed to substantiate the Portfolio Manager of a Portfolio Fund’s investment thesis and processes and either refute or verify the Adviser’s initial 360° score.

Step 2 – Business Partner Evaluation (i.e., Operational Due Diligence). The Business Partner Evaluation is an essential element in the Adviser’s assessment of Portfolio Funds, and prior to any investment in a Portfolio Fund, and following a successful Step 1A review, the Adviser’s business due diligence team conducts a Step 2 review.  The Step 2 review is designed to evaluate the Portfolio Fund Manager’s overall business and operational resources and to meet with functional business and operational leaders to assess their ability to organize and manage a thoughtful business enterprise.  Items addressed during a Step 2 review typically include staffing and organization structure, trade operations, accounting and valuation, counterparty management, legal, compliance, and disaster recovery.

The Adviser, or its outside legal counsel, will review the Portfolio Fund’s offering documents and the Adviser will engage an independent third-party background check firm to conduct a background check on relevant key personnel associated with the Portfolio Fund Manager.

Step 3 – Portfolio Construction. Once the Adviser has identified Portfolio Funds for potential inclusion within the portfolio, the Fund’s portfolio construction process combines science and art in an effort to attain an optimal risk-reward tradeoff.  The Adviser seeks to build a portfolio of Portfolio Funds in such a way that the long-term risk-adjusted returns for the portfolio is better than the long-term risk-adjusted returns for the individual Portfolio Funds themselves.  By seeking complementary strategies, styles and personalities, and by balancing one Portfolio Fund’s relative strengths against another’s relative weaknesses, the Adviser seeks to create, in its view, the best portfolio possible given the Portfolio Funds it has identified.  In addition, the Adviser seeks to be prepared to rebalance the portfolio when changes become necessary.  By keeping a stable of potential future Portfolio Funds that have cleared Step 1 and Step 1A above and by understanding how each of those potential Portfolio Funds would complement the existing Portfolio Funds in the portfolio, the Adviser believes it can adjust the Fund’s portfolio while retaining the optimal risk-return tradeoff.

Portfolio Risk Management

Once a potential portfolio has been identified, the Adviser conducts risk management analysis at the portfolio level using both quantitative and qualitative evaluation processes.  The Adviser’s qualitative approach seeks to identify how each of the Portfolio Funds and the Fund as a whole might perform in various “worst” case and stressed scenarios.  To this end, the Adviser has developed proprietary methodologies and models in its ongoing effort to manage the Fund’s risks.  The Adviser’s job is to understand the risks the Fund is taking and to understand the expected return the Fund is receiving to compensate for taking those risks.  The Adviser believes the proper reaction to poor Portfolio Fund performance is to first assess whether such performance is the result of randomness or whether it is the result of some greater underlying risk.  After such determination, the Adviser determines whether to allocate assets away from such Portfolio Fund or whether to closely monitor the underlying risk.

In the risk management process, some of the quantitative measures the Adviser may analyze at the portfolio level include:  historical volatility, cross-manager correlation, correlation to major equity, fixed income and style indices, and historical return drawdowns to assess downside return potential.

The Adviser’s portfolio risk management process also incorporates a proprietary qualitative assessment of portfolio risk via the construction of its “Qualitative Correlation Matrix.”   The Adviser believes this Qualitative Correlation Matrix exercise is useful to think through how Portfolio Funds  and Portfolio Fund Managers might behave in abnormal, or stressed, market environments.  The Qualitative Correlation Matrix enables the Adviser to subjectively analyze how the performance of each of the Portfolio Funds may be impacted by various stressed market scenarios.

Portfolio Manager Transparency

The Adviser seeks useful and appropriate levels of transparency from the Portfolio Fund Managers.  Transparency serves two critical purposes in the portfolio management process.  First, it enables the Adviser to identify drifts from the Portfolio Fund Manager’s stated strategy, objectives, and guidelines.  Second, it enables the Adviser to analyze exposures across the Fund’s entire portfolio of Portfolio Funds, which may indicate overexposure or underexposure to certain regions, asset classes, industries, investment styles, etc.  To this end, the Adviser will determine a different level of transparency it seeks for each of the Fund’s Portfolio Fund Managers.  In all cases, the transparency seeks to provide substantial insight into the Portfolio Fund’s risks and exposures.  The Adviser will attempt to appropriately tailor the desired transparency to each Portfolio Fund’s strategy and will remove from consideration those Portfolio Funds who fail to meet these requirements.

Ongoing Portfolio Evaluation

On an ongoing basis, the Adviser will evaluate the allocations to Portfolio Funds included in the portfolio.  The Adviser expects to have telephone conversations on a periodic basis and seeks to have face-to-face meetings at least semi-annually with Portfolio Managers of the Portfolio Funds included in the portfolio.  In addition, the Adviser’s management will typically meet monthly to, among other things, discuss the Portfolio Funds in the portfolio, each Portfolio Fund’s recent performance vis-à-vis what might be expected given the Portfolio Fund’s strategy and events in the market, and any material organizational issues which may affect any of the Portfolio Funds.  Reasons the Adviser might give increased scrutiny to the review of a Portfolio Fund, or ultimately exit an investment in a Portfolio Fund, include, but are not limited to:

●           Investment style drift

●           Unexpectedly high or low volatility

●           Reduction in appropriate transparency

●           Poor long-term performance

●           Unexplained strong or negative performance outside of expected ranges

●           Organizational turnover (both outgoing and incoming)

●           Loss of confidence in the Portfolio Fund Manager being an “enhanced business partner”

●           Unexplained changes in the “personality of the firm”

●           Untimely distribution or reduction in investor reports

●           Switch to a non-reputable service provider

●           Increased level of redemptions and/or poor asset and liability matching

Direct Investments for Hedging

The Fund may only make direct investments to enable it to hedge certain investment risks or to dispose of an investment that is received in-kind as redemption proceeds from a Portfolio Fund. The Fund does not currently anticipate making direct investments although it reserves the flexibility to do so in the future.  The Fund may directly invest in certain types of instruments in order to attempt to limit investment risks, reduce volatility and/or hedge against swings in the value of equity or other securities markets or to hedge or sell investments being received in-kind through a redemption from an underlying Portfolio Fund paid in-kind, as in-kind distributions or under other similar circumstances.  The types of instruments the Fund may use include, but are not limited to, the following: exchange-traded funds (“ETFs”), over-the-counter (“OTC”) and exchange-traded derivatives, futures, forward contracts, swaps, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and other similar market access products or instruments that provide exposure to various markets, asset classes or other investments.

Borrowing and Use of Leverage

The Fund may engage in short-term borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Portfolio Funds, or for cash management purposes. The Adviser does not use Fund borrowings for investment leverage purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Portfolio Funds are not subject to this requirement. Certain short-term borrowings under the 1940 Act are not considered the use of investment leverage, and are subject to the above asset coverage requirement. The Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its Shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.

Many Portfolio Funds  also use leverage in their investment activities through purchasing securities on margin and through selling securities short.  Portfolio Funds also may use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Portfolio Fund  effectively borrows funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate.  Certain Portfolio Funds also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.  See “Risk Factors — Use of Leverage” and “Investment Program — Investment Strategies – Relative Value.”

Tax Code Compliance

The Fund has elected, and intends to qualify, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, a Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains.  In order to satisfy these requirements, the Fund generally will invest its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs.  See “Taxes.”

Management of the Fund

General

The Board provides broad oversight over the operations and affairs of the Fund.  A majority of the Board is comprised of persons who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  See “SAI.”

The Investment Adviser

Evanston Capital Management, LLC, a Delaware limited liability company, is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the Fund’s investment adviser.

The Adviser manages approximately $4.7 billion as of January 1, 2014, on a discretionary basis, in private investment funds.  The Adviser is owned primarily by employees of the Adviser and the Adviser’s initial “seed” investor. TA Associates, Inc., through certain of its affiliated private equity and subordinated debt funds, owns a significant minority equity interest in the Adviser.

The Adviser is responsible for the day-to-day management of the Fund and for the investment of the Fund’s assets in the various Portfolio Funds, subject to policies adopted by the Board.  The Adviser’s portfolio managers will devote such time to the ongoing operations of the Fund as they deem advisable in order to implement and monitor the Fund’s investment program.

Portfolio Managers

The personnel of the Adviser who have primary responsibility for management of the Fund, including the selection of Portfolio Fund Managers and the allocation of the Fund’s assets among the Portfolio Funds, are:

Adam B. Blitz, CFA. Mr. Blitz is the Chief Executive Officer, Chief Investment Officer, a Principal and a member of the Investment Committee of the Adviser.  He has over fifteen years of institutional investment management experience with an emphasis in quantitative analysis, trading and risk management.

Don Fehrs, Ph.D.  Mr. Fehrs is a Principal – Risk Management and Research and a member of the Investment Committee of the Adviser.  He joined the firm in May 2006. Mr. Fehrs’ responsibilities include oversight of the portfolio risk management function and evaluation of existing and potential Portfolio Funds.

Kristen VanGelder, CFA. Ms. VanGelder is a Principal – Investments and a member of the Investment Committee of the Adviser.  She joined the firm in August 2003 and is primarily responsible for investment research, including the sourcing, evaluation, and due diligence of prospective investments as well as the ongoing monitoring of existing investments.  She also assists in the Adviser’s portfolio construction and risk management processes.

Included in the SAI is information regarding the individuals listed above, including the structure and method by which they are compensated, and other accounts they manage.  As of the date of this Prospectus, none of the individuals listed above owns securities in the Fund.

Administration, Transfer Agent, Custodian and Other Service Provider Fees

BNY Mellon Investment Servicing (US) Inc.,  (the “Administrator”) acts as the Fund’s administrator, fund accounting agent, transfer agent, and registrar.  Under the terms of the administration agreement with the Fund, the Administrator also provides certain administrative services to the Fund, including, among others:  providing support services and personnel as necessary to provide such services to the Fund; handling Shareholder inquiries regarding the Fund, including but not limited to basic questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, assisting in the communications and regulatory filings (including tender offer filings) of the Fund; assisting in the review of investor applications; coordinating and organizing  meetings of the Board and meetings of Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund.  The principal business address of Administrator is 400 Bellevue Parkway, Wilmington, Delaware 19809.  In consideration for these administrative services and for fund accounting, transfer agent and registrar services provided to the Fund, the Fund pays the Administrator a monthly Administration Fee.  The Administration Fee is charged to all Shares.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s custodian.  Pursuant to a custodian agreement, the Custodian maintains custody of the Fund’s assets.  In consideration of these services, the Fund pays the Custodian a monthly fee.

Advisory Agreement

Pursuant to the Advisory Agreement, the Fund pays, and will continue to pay, a Management Fee of 1.20% per annum to the Adviser with respect to each class of Shares. The Adviser may use its Management Fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Shares.  The Adviser has contractually agreed to the Management Fee Waiver, which waives a portion of the Management Fee through the first anniversary of the Fund’s commencement of operations such that the Management Fee shall equal 0.90% per annum of the aggregate value of its outstanding Shares determined as of the last calendar day of each month (before any repurchases of Shares and prior to the Management Fee being calculated) for the first year of the Fund’s operations.  The Management Fee Waiver may be terminated only upon approval of the Board.

A discussion regarding the basis for the approval of the Advisory Agreement will be available in the Fund’s first report to Shareholders.

The Adviser may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of its profits and other available sources, including profits from its relationship with the Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include affiliates of the Adviser, as well as nonaffiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase Shares of the Fund. The total amount of these payments may be substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Adviser and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. Investors should contact their own financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit the Adviser to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Organizational Expenses

The Fund’s organizational expenses were paid by the Adviser.

Expense Limitation Agreement

The Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying Portfolio Funds) to 1.70% through the first anniversary of the Fund’s commencement of operations.  Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party.  See “Management of the Fund — Investor Distribution and Servicing Arrangements.”   In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 1.70%.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

CONFLICTS OF INTEREST

The investment activities of the Adviser and its affiliates, directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund and Shareholders. The Adviser and other Related Parties provide other investment management services to other funds that follow investment programs, certain aspects of which may be similar to certain aspects of the Fund’s investment program or replicate certain strategies within the Fund’s investment program. The Adviser and other Related Parties are involved with the management of private investment funds, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or its Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Portfolio Fund Managers or Portfolio Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund. In some cases, these Portfolio Funds may be capacity constrained. The Related Parties are under no obligation to provide the Fund with capacity with respect to these Portfolio Funds and, accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Portfolio Funds. The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and its Shareholders.

Purchases of Shares

Purchase Terms

The Fund currently intends to accept purchases of Shares as of the first business day of each calendar month or at such other times as may be determined by the Board.  The Board may discontinue accepting purchases on a monthly basis at any time.  Any amounts received in connection with the offer of Shares and closings will promptly be placed in an escrow account with the Custodian, as the Fund’s escrow agent, prior to their investment in the Fund.  All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase.  Although the Fund may accept, in its sole discretion, a purchase prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received.  The investor must also submit a completed purchase agreement before the applicable purchase date.  The Fund reserves the right to reject any purchase of Shares and the Adviser may, in its sole discretion, suspend the offer of Shares at any time.

All Shares are sold at the most recently calculated net asset value per Share as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any Eligible Investor is $50,000, and the minimum additional investment in the Fund is $10,000.  The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Shares and may be subject to lower minimum investments than other Eligible Investors.  Certain selling brokers or dealers and financial advisors may impose higher minimum investment levels or other requirements.

Except as otherwise permitted by the Fund, initial and any additional purchases of Shares of the Fund by any Shareholder must be paid by wire, and all contributions must be transmitted by the time and in the manner that is specified in the purchase documents of the Fund.  Initial and any additional contributions to the capital of the Fund must be made in a single payment.  Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities.  If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner that the Fund values its other assets. Because of anti-money laundering concerns, the Fund will not accept investments made in cash. For this purpose, cash includes currency (i.e., coin or paper money), cashier’s checks, bank drafts, travelers’ checks, and money orders.

Each potential investor must also represent and warrant in a purchase agreement, among other things, that the investor is an “Eligible Investor” as described below and is purchasing a Share for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Share.

Generally, a sales load of up to 3.00% is charged on purchases of Shares. The sales load may be waived for institutional investors, employees of the Adviser, the Distributor or a financial intermediary and their affiliates, and members of their immediate families and such other persons as may be authorized by the Adviser. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.

Investor Qualifications

Each investor will be required to represent that he, she, or it is acquiring Shares directly or indirectly for the account of an “Eligible Investor,” which includes any “accredited investor” as defined in Regulation D under the 1933 Act.  The definition of “accredited investor” includes, but is not limited to, a person who is:

●	A natural person whose individual net worth, or joint net worth with that person’s spouse, immediately prior to the time of purchase exceeds $1,000,000; or

●
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; or

●
An individual or entity that has an account managed by an investment advisor registered under the Advisers Act and the advisor is subscribing for Shares in a fiduciary capacity on behalf of the account.

“Net worth” means the excess of total assets at fair market value over total liabilities.  For the purposes of determining “net worth”, the principal residence owned by an individual shall be excluded as an asset.  Any liabilities associated with such residence should be included in total liabilities only if and to the extent that such liabilities exceed the fair market value of the residence.

Existing Shareholders subscribing for additional Shares other than through a dividend reinvestment will be required to verify their status as Eligible Investors at the time of the additional purchases.  The qualifications required to invest in the Fund appear in an application form that must be completed by each prospective investor.

Distribution Policy

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in which the Fund invests will not pay any dividends, but the mark-to-market election that the Fund expects to make with respect to most (or potentially all) Portfolio Funds will result in the recognition by the Fund of ordinary income with respect to annual appreciation in the value of such Portfolio Funds.  The Fund will make dividend distributions with respect to any net investment income resulting from such income recognition.

It is anticipated that most (or potentially all) gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax. The Fund’s pro rata share of net capital gain of PFICs for which a qualified electing fund (“QEF”) election is made will constitute long-term capital gain to the Fund, which may result in the Fund’s making capital gain distributions taxable as long-term capital gain to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares.  Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Fund).  A Shareholder is free to change this election at any time.  If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period.  A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above time frame to be effective for that dividend or capital gain distribution. The Fund may terminate the DRP at any time upon written notice to the participants in the DRP.  The Fund may amend the DRP at any time upon 30 day’s written notice to the participants.  Any expenses of the DRP will be borne by the Fund.

Repurchases and Transfers of Shares

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to repurchase those Shares.  There is no public market for Shares, and none is expected to develop.  With limited exceptions, Shares are not transferable and liquidity normally will be provided only through repurchase offers that will be made from time to time by the Fund, as described below.  Any transfer of Shares in violation of the Declaration of Trust, which requires Board approval of any transfer, will not be permitted and will be void.  Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.  For information on the Fund’s policies regarding transfers of Shares, see “Repurchases, Mandatory Redemptions and Transfers of Shares — Transfers of Shares” in the SAI.

Repurchases of Shares

At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. The Fund intends to conduct its first tender offer during the fifth calendar quarter after the commencement of the Fund’s operations.  In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”).  Each repurchase offer ordinarily will be limited to the repurchase of approximately 5-25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered.  In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.  Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund.

In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider a variety of factors. The Board expects that the Fund will ordinarily offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates.  The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion.  The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.  The Board will consider the following factors, among others, in making its determination:

(1)	whether any Shareholders have requested to tender Shares to the Fund;

(2)	the liquidity of the Fund’s assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Shares; and

(6)	the economic condition of the securities markets.

The Fund has the right to repurchase Shares from a Shareholder if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust, including, but not limited to, a Shareholder’s attempted transfers in violation of the transfer restrictions described above.

The Fund will make repurchase offers, if any, to all of its Shareholders on the same terms. This practice may affect the size of the Fund’s offers. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate a portion of its Portfolio Fund interests earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Fund’s portfolio turnover.

When Shares are repurchased by the Fund, Shareholders will generally receive cash distributions equal to the value of the Shares repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure” for more information.  Repurchases will be effective after receipt of all eligible written tenders of Shares from Shareholders and acceptance by the Fund.

Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value, which may cause the Fund to incur certain expenses in connection with the valuation or liquidation of such securities. In such circumstances, the Adviser will determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund.

Repurchase Procedures

The Fund generally will need to effect withdrawals from the Portfolio Funds to pay for the repurchase of the Fund’s Shares. Due to liquidity restraints associated with the Fund’s investments in Portfolio Funds it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date.  The Fund will generally pay the value of the Shares repurchased (or as discussed below, at least 90% of such value if all Shares owned by a Shareholder are repurchased) within approximately 35 days after the Valuation Date. This amount will be subject to adjustment promptly after completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected. Shares may be repurchased prior to Portfolio Fund audits.  To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to at least 90% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 35 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid promptly after completion of the Fund's annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.

If the interval between the date of purchase of Shares and the Valuation Date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a 3.00% early withdrawal fee payable to the Fund.  In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held the longest first.

As stated above, if a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase (and not increased), the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder.

If a Shareholder submits Shares for repurchase by the Fund in accordance with the tender offer procedures and the Fund has not repurchased all of those shares within two years from the Valuation Date of the applicable repurchase offer period, then the Fund will, in accordance with the terms of its Declaration of Trust, be dissolved and liquidated.

Repurchases of Shares by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with such rules.

Mandatory Repurchase by the Fund

The Declaration of Trust provides that the Fund may repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if: (i) ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of certain laws; (ii) continued ownership of the Shares may adversely affect the Fund; (iii) any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or (iv) it would be in the best interests of the Fund to repurchase the Shares or a portion thereof.  Shareholders whose Shares, or a portion thereof, are repurchased by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Shareholder’s purchase of the Shares.

Calculation of Net Asset Value

The Fund will generally calculate its net asset value on a monthly basis and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value.  As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  In accordance with these procedures, fair value of an interest in a Portfolio Fund ordinarily is the value of such interest determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported by the Portfolio Fund or its administrator at the time of each valuation to the Fund.  In certain circumstances, the Fund may not have a Portfolio Fund’s reported valuation as of a particular month end — for example, in the unlikely event that a Portfolio Fund does not report a month end value to the Fund on a timely basis.  In such cases, the Fund would determine the fair value of such Portfolio Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Portfolio Fund.  The Board has determined that any values of interests in Portfolio Funds reported as “estimated” or “final” values, using the nomenclature of the hedge fund industry, will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Before investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.  As a general matter, such review will include a determination whether the Portfolio Fund will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.  Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuation calculations provided by such Portfolio Fund Managers.

The Fund’s valuation procedures require the Adviser to consider such relevant information as is reasonably available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund. Although redemptions of investments in Portfolio Funds are subject to advance notice requirements, Portfolio Funds or their administrators will typically make available net asset value information to holders that will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. The Fund will not ordinarily apply a premium or a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund.  In other cases, such as when a Portfolio Fund imposes extraordinary restrictions on redemptions, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund that is reported to the Adviser.  Any such decision would be made in good faith, and subject to the review and supervision of the Adviser and/or the Board.

The valuations reported by the Portfolio Fund Managers, upon which the Fund calculates its month end net asset values, may be subject to later adjustment, based on information reasonably available at that time.  Other adjustments may occur from time to time.

Certain Portfolio Funds in which the Fund invests may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”).  Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor in a Portfolio Fund which holds such investments in Side Pockets, including the Fund, is generally not able to redeem the portion of its interest in the Portfolio Fund that is attributable to the Side Pocket.  The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the net asset value of the Fund, may be overstated or understated.  Because purchases and repurchases of the Fund are based on the Fund’s net asset value, any such overstatement or understatement may adversely affect incoming or redeeming Shareholders or remaining Shareholders.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund generally values such assets as described below.  Domestic exchange-traded securities and NASDAQ-listed securities are valued at their last sales prices as reported on the principle exchanges on which they are traded.  If no sales prices are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Securities traded on a foreign securities exchange generally are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company are valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer or pricing service.  If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Debt securities are valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser and approved by the Board, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units.  The Board periodically monitors the reasonableness of valuations provided by any such pricing service.  Debt securities with remaining maturities of sixty (60) days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States.  Foreign exchange rates are also determined prior to such close.  On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined.  When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists.  The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients.  Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s investment management fee and the costs of any borrowings, are accrued on a monthly or other periodic basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.  In determining the amount of the Fund’s liabilities for purposes of determining net asset value, the Adviser may estimate expenses that are incurred on a regular or recurring basis over yearly or other periods and treat the amount of any such estimate as accruing in equal proportions over such period.

Situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser, or Portfolio Fund Managers should prove incorrect.  Also, Portfolio Fund Managers may only provide determinations of the net asset value of Portfolio Funds on a monthly basis, in which event it may not possible to determine the net asset value of the Fund more frequently.

Shares

General

Shares are issued at the most recently calculated net asset value per Share prior to the date of issuance.  The net asset value of a Share is determined by dividing the Fund’s aggregate net asset value by the number of Shares outstanding at the applicable date.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

Voting

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board.  Shareholders are entitled to vote on any matter as set forth in the Declaration of Trust and the 1940 Act, including certain elections of Trustees and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its Shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to Shareholders. If the Fund distributes in any calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such calendar year, plus any amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the twelve-month period ending October 31 as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that gains from most (or potentially all) Portfolio Funds, if any, will be treated as ordinary income for U.S. federal income tax purposes.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.  In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions are taxable whether they are received in cash or reinvested in Fund Shares.  The Fund expects that its distributions will generally be taxable to Shareholders at ordinary income rates.   Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

The Fund does not currently expect that it will earn qualified dividend income or significant long-term capital gains and, therefore, does not anticipate that any significant portion of its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains.  Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed.  But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on the preceding December 31.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund.  By contrast, if a non-U.S. Shareholder invested directly in the non-U.S. Portfolio Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Portfolio Funds would generally not be subject to U.S. withholding tax.  Accordingly, the Fund will generally not be an appropriate investment for non-U.S. investors. Under recent legislation known as FATCA, for Shareholders that are considered “foreign financial institutions” as well as certain other non-U.S. entities, a new 30% withholding tax will be imposed on distributions paid after beginning July 1, 2014, and proceeds of repurchases and sales of Shares after December 31, 2016, unless such Shareholders enter into information sharing agreements with the Internal Revenue Service with respect to the Shareholders' direct and indirect owners who are United States persons, or otherwise demonstrate compliance with or exemption from FATCA.  A non-U.S. entity will need to enter into such an agreement with the Internal Revenue Service, or otherwise demonstrate compliance with or exemption from FATCA by April 25, 2014 to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on July 1, 2014.  A non-U.S. entity investing in the Fund will need to provide the Fund with documentation properly certifying such entity's status under FATCA (currently proposed as Form W-8BEN-E) in order to avoid the FATCA withholding tax.  Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year. See “Distribution Policy.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

Under current law, the Fund generally serves to “block” (that is, prevent the attribution to Shareholders of) UBTI from being realized by tax-exempt Shareholders.  Notwithstanding this “blocking” effect, a tax-exempt Shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b).  A tax-exempt Shareholder also may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as PFICs for federal income tax purposes.

The Fund generally intends to elect to “mark to market” shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or in a later tax year, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it receives from PFICs.  Accordingly, the Fund may need to borrow money or to dispose of its interests in Portfolio Funds in order to make the required distributions.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a QEF, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF.  The Fund’s pro rata share of net capital gain of a PFIC for which a QEF election is made will constitute long-term capital gain to the Fund, and the Fund’s pro rata share of the “ordinary earnings” of the PFIC – i.e., the excess of the PFIC’s total earnings and profits over its net capital gains – will constitute ordinary income to the Fund.  In certain circumstances the Fund will be entitled to claim a credit for foreign taxes paid by the PFIC with respect to the earnings included in income to the Fund.  When the shareholder receives a distribution of the PFIC’s earnings and profits that were previously included in the taxable income of any U.S. person, the distribution will not constitute a taxable dividend.  If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Shareholders.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on income or gains attributable to Portfolio Funds located in foreign countries, and the Portfolio Funds may be subject to taxes, including withholding taxes, attributable to investments of the Portfolio Funds.  U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year. Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Shareholders the cost basis information and holding period for such Fund’s Shares purchased after December 31, 2011, and repurchased by the Fund on or after that date.  The Fund will permit Shareholders to elect from among several permitted cost basis methods.  In the absence of an election, the Fund will use a default cost basis method.  The cost basis method a Shareholder elects may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase.  Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Distribution Arrangements

The Distributor acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund and the Adviser.  Shares may be purchased from the Fund or through advisers, brokers or dealers that have entered into selling agreements with the Distributor.  The Fund is not obligated to sell Shares to anyone who is not an Eligible Investor, or does not meet all applicable requirements to invest in the Fund, even if the Shares were to be sold through a broker or dealer.  The Distributor maintains its principal office at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Pursuant to the Distribution Agreement, the Fund pays the Distributor for performing distribution services on behalf of the Fund. The Distributor will assist the Fund and the Adviser with certain functions and duties relating to distribution and marketing of Shares. The Adviser and Distributor are parties to a Securities Activities and Services Agreement (the “SASA”), pursuant to which certain employees of the Adviser are licensed as registered representatives of the Distributor under Financial Industry Regulatory Authority (“FINRA”) rules (the “Registered Reps”).  As Registered Reps of the Distributor these persons are permitted to engage in certain marketing activities for the Fund that they would otherwise not be permitted to engage in.  The Distributor is reimbursed for certain expenses relating to the registrations, continuing education and other administrative expenses of the Registered Reps in relation to the Fund.  Under the Distribution Agreement, the maximum compensation payable to the Distributor shall not exceed $50,000 over the three year period of the offering.  Notwithstanding the foregoing, in the event that the offering is not completed, the Distributor shall be entitled to receive its out-of-pocket expenses actually incurred.  Under the SASA, the maximum out-of-pocket reimbursed expenses shall not exceed $12,000 over the three-year period of the offering.  The total compensation payable to the Distributor, including out-of-pocket expenses, shall not exceed $132,000 over the initial three-year period of the offering. Notwithstanding the foregoing, in the event that the offering is not completed, the Distributor shall be entitled to receive only its out-of-pocket expenses actually incurred.

Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.  Neither the Distributor nor any other adviser, broker or dealer is obligated to buy from the Fund any of the Shares.  There is no minimum aggregate amount of Shares required to be purchased in this offering.  The Distributor does not intend to make a market in Shares.  To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor and its affiliates and any brokers or advisers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the 1933 Act.

Shares are being offered only to Eligible Investors that meet all requirements to invest in the Fund.  The minimum initial investment in the Fund by an investor is $50,000, and the minimum additional investment in the Fund is $10,000.  The minimum investment may be modified by the Fund from time to time.  Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Shares and may be subject to lower minimum investments than other Eligible Investors. Investments may be subject to a sales charge of up to 3.00%.  Such a sales load will be added to the offering price per Share.  Any sales load is computed as a percentage of the public offering price.  The sales load may be waived in certain circumstances at the Adviser’s discretion.

The Adviser or its affiliates may pay from their own resources compensation to broker-dealers and other intermediaries in connection with placement of Shares or servicing of investors.  The amounts of such payments (if any) may vary overtime.  These arrangements may result in receipt by such broker-dealers and other intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding this arrangement may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that this payment could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

The Fund is indirectly subject to a FINRA cap on compensation paid to FINRA member firms. The cap includes any sales load and distribution and servicing fee or amounts the Adviser or its affiliates may pay from their own resources to FINRA members in connection with placement of Shares or servicing of investors.

All investor funds for this closing of the sale of Shares and for closings of subsequent offerings will be deposited in an escrow account maintained by the Custodian, as escrow agent for the benefit of the investors.  Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to the Fund on the date Shares are issued.  The full amount of an investment is payable in federal funds, which, generally, must be received by the Administrator not later than four (4) business days prior to the beginning of a month if payment is sent by wire.

Before an investor may invest in the Fund, the Administrator, or the investor’s sales representative, will require a certification from the investor that it is an Eligible Investor and meets other requirements for investment, and that the investor will not transfer its Shares except in the limited circumstances permitted under the Declaration of Trust.  The form of investor certification that each investor will be asked to sign will be contained in the Fund’s application form.  An investor’s certification must be received and accepted by the Administrator along with its good payment as described above.  Otherwise an investor’s order will not be accepted.  Various brokers and advisers that have entered into selling agreements with the Distributor may use differing investor certifications, which cannot, however, alter the Fund’s requirement that an investor be at a minimum an Eligible Investor.

General Information

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  The Fund was formed as a statutory trust under the laws of the State of Delaware on October 16, 2013.  The Fund’s address is 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201.  The Adviser’s telephone number is (847) 328-4961.

The Fund will send to its Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Privacy Notice

Under rules of the Securities and Exchange Commission, financial institutions like the Adviser are required to provide privacy notices to their clients and investors. The Adviser believes that protecting the privacy of clients’ and investors’ nonpublic personal information is of the utmost importance, and the Advisers committed to maintaining the privacy of clients’ and investors’ nonpublic personal information in the Adviser’s possession. It is the Adviser’s policy that such confidential information may not be used in any way for its own private, commercial, or marketing purposes or, directly or indirectly, disclosed to or discussed with any other person or entity, except those directors, officers, employees or agents of the Adviser or of the particular client, investor or fund whose access to such information is reasonably necessary, or as otherwise required by law or regulation. As required by the rules, the Adviser provides clients and investors with the following information:

1. The Adviser collects nonpublic personal information about you from the following sources:

(i) Information it receives from you on fund subscription documents and related forms (e.g., name, address, Social Security number, birth date, assets, income, and investment experience) or managed account agreements; and

(ii) Information about your transactions with the Adviser (e.g., account activity and balances).

2. The Adviser does not disclose any nonpublic personal information about the Adviser’s clients, investors, former clients or former investors to anyone other than in connection with the administration, processing and servicing of client or investor accounts or to the Adviser’s accountants, attorneys and auditors or as otherwise required by law or regulation or as necessary to protect the Adviser.

3. The Adviser restricts access to nonpublic personal information about you to its personnel who need to know that information in order to provide products or services to you. The Adviser maintains physical, electronic and procedural controls in keeping with federal standards to safeguard your nonpublic personal information.

It is the Adviser’s policy to formally provide its clients and investors with its Privacy Policy Statement annually.

Table of Contents of the SAI

Investment Policies and Practices	1
Fundamental Policies	1
Certain Portfolio Securities, Other Operating Policies and Risks	2
Repurchases, Mandatory Repurchases and Transfers of Units	11
Repurchase Offers	11
Mandatory Repurchases	12
Transfers of Shares	12
Board of Trustees	13
Principal Officers Who Are Not Trustees	15
Compensation For the Most Recent Fiscal Year; Ownership of Shares	15
Leadership Structure and Board of Trustees	15
Trustee Qualifications	16
Committees	16
Shareholder Communications with the Board	16
Investment Advisory Services	16
The Advisory Agreement	16
Portfolio Managers	17
Fund Expenses	18
Codes of Ethics	19
Voting of Proxies	19
Participation in Investment Opportunities and Other Conflicts of Interest	20
Other Matters	21
Additional Tax Discussion	22
Distributions to Shareholders	23
Gain from Repurchases and Transfers of Shares	24
Investments in Passive Foreign Investment Companies	25
Certain Withholding Taxes	26
State and Local Taxes	26
Information Reporting and Backup Withholding	26
Other Taxes	26
ERISA Considerations	26
Brokerage	27
Valuation of Assets	28
Independent Registered Public Accounting Firm and Legal Counsel	30
Custodian	31
Additional Information and Summary of the Declaration of Trust	31
Fiscal Year	32
Fund Advertising and Sales Material	32
Financial Statements	32

APPENDIX

The Adviser’s Past Performance (Related Performance)

Adviser’s Past Performance

This Appendix presents past performance information for a composite of all accounts managed by the Adviser with substantially similar investment objectives, policies and strategies of the Fund (the “Portfolio Composite”).  The inception dates of the accounts comprising the Portfolio Composite are October 1, 2002, January 1, 2003 and November 1, 2003.  The Portfolio Composite’s performance information from October 1, 2002 through December 31, 2002 is based on the performance of one account (as the other accounts had yet to commence operations) and the Portfolio Composite’s performance information from January 1, 2003 through October 31, 2003 is based on the performance of two accounts (as the third account had yet to commence operations). Beginning November 1, 2003 through December 31, 2013 the Portfolio Composite’s performance is based on all three accounts.

It is inappropriate and would be inaccurate for an investor to consider the Portfolio Composite’s performance below as being indicative of the future performance of the Fund.  The Adviser has included this performance appendix because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The net of fees Portfolio Composite’s performance shown is based on gross of fee Portfolio Composite performance adjusted to deduct the anticipated fees and expenses (taking into account expense caps and/or fee waivers) of the Fund.  The net of fees Portfolio Composite’s performance does not include the deduction of any front-end sales charge.  The net of fees Portfolio Composite’s performance would be lower had the expense limitation not been taken into account.  The net of fees Portfolio Composite’s performance does not take into account the Adviser’s contractual agreement to waive a portion of the management fee for the first year of the Fund’s operations. The fee schedule for the Fund is included in its Prospectus.

The past performance of the Adviser in managing other portfolios is no guarantee of future results in managing the Fund.  Please note the following cautionary guidelines in reviewing this Appendix:

●
Performance figures of the Portfolio Composite are not the performance of the Fund.  The Portfolio Composite’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future.  The Fund’s performance will be different from the Portfolio Composite’s performance presented here, due to factors such as differences in the cash flows, different fees, expenses, performance calculation methods, portfolio size and composition, availability of underlying hedge funds, willingness of underlying hedge fund managers to take additional assets, asset allocation methodology, and differing underlying hedge fund liquidity constraints.  In particular, Portfolio Composite performance is not necessarily an indication of how the Fund will perform, as the Portfolio Composite is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●
There have been significant fluctuations in the market in the past few years.  The Portfolio Composite’s performance is shown through December 31, 2013.  The markets have been volatile in the preceding few years, and this trend may continue.  As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.   Additionally, favorable market conditions in 2007 for at least one of the Portfolio Composite’s underlying hedge funds provided the Portfolio Composite with the opportunity to achieve returns in 2007 well in excess of the Portfolio Composite’s average returns since inception. There can be no assurance, and one should not expect, that similar performance will be achieved in the future.

●
The performance shown is as of a given point in time.  The information below shows monthly and annualized rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period.

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Portfolio Composite - Returns

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Calendar Year
2013	2.78%	0.40%	1.49%	0.45%	1.93%	-0.61%	1.34%	0.10%	1.73%	0.71%	1.61%	1.32%	14.03%
2012	2.09%	1.93%	0.59%	-0.03%	-1.79%	0.15%	0.68%	1.38%	1.08%	0.58%	0.10%	1.07%	8.07%
2011	0.12%	0.92%	-0.24%	0.79%	-0.79%	-1.76%	0.27%	-2.40%	-3.38%	1.66%	-0.61%	-0.88%	-6.24%
2010	0.46%	0.27%	1.92%	1.18%	-1.96%	-0.93%	0.69%	0.13%	2.63%	1.44%	0.53%	2.57%	9.19%
2009	1.76%	-1.02%	1.60%	1.64%	4.80%	0.27%	1.75%	2.01%	2.54%	-0.34%	2.27%	1.29%	20.09%
2008	-2.95%	0.97%	-1.38%	1.18%	1.69%	-0.54%	-2.29%	-1.01%	-7.00%	-7.86%	-4.10%	-0.79%	-22.02%
2007	1.79%	1.58%	1.46%	2.09%	2.43%	1.74%	3.27%	0.21%	2.09%	4.33%	0.04%	0.60%	23.79%
2006	3.43%	0.46%	1.54%	1.66%	-1.92%	-0.26%	0.49%	0.69%	0.03%	1.15%	2.02%	2.06%	11.84%
2005	0.45%	1.49%	-0.80%	-0.80%	0.63%	1.72%	1.37%	1.12%	2.05%	-1.31%	1.48%	2.32%	10.09%
2004	2.41%	0.65%	-0.26%	-1.11%	-0.30%	0.19%	-0.48%	0.56%	1.25%	0.69%	2.33%	1.51%	7.61%
2003	0.41%	0.24%	-0.01%	1.90%	2.45%	1.76%	-0.73%	1.26%	1.49%	0.92%	0.93%	1.21%	12.42%
2002	-	-	-	-	-	-	-	-	-	-0.13%	0.83%	0.94%	1.64%

Annualized Returns (as of December, 2013)

	1-Year	3-Year	5-Year	10-Year	Inception
Portfolio Composite	14.03%	4.93%	8.66%	6.84%	7.32%
HFRI Fund of Funds Composite Index	8.70%	2.40%	4.81%	3.35%	4.10%

Annualized Volatility and Sharpe Ratio (October 2002 – December 2013)

	Ann. Volatility	Sharpe Ratio
Portfolio Composite	5.97%	0.95
HFRI Fund of Funds Composite Index	5.31%	0.48

Beta to the S&P 500 Index (October 2002 – December 2013)

Beta
Portfolio Composite	0.27

Notes:
The information above reflects the Portfolio Composite’s performance and should not be viewed as the performance of the Fund. The information presented above is based on the following facts and assumptions:

1.	The Portfolio Composite’s performance has been calculated using an asset-weighted methodology of the returns of the accounts included in the Portfolio Composite.
2.
The net of fees Portfolio’s performance shown is based on gross of fee Portfolio Composite performance adjusted to deduct the anticipated fees and expenses (taking into account expense caps and/or fee waivers). The net of fees Portfolio Composite’s performance does not include the deduction of any front-end sales charge. The net of fees Portfolio Composite’s performance would be lower had the expense limitation not been taken into account. The net of fees Portfolio Composite’s performance does not take into account the

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

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Adviser’s contractual agreement to waive a portion of the management fee for the first year of the Fund’s operations.
3.
Annualized volatility measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean (average) returns. The higher the volatility of the investment returns, the higher the annualized volatility will be.

4.
Sharpe Ratio is a measure of reward per unit of risk. The return of a portfolio in excess of the risk-free rate (in this case, the annualized 90 day T-Bill rate) is divided by the Portfolio Composite’s historical annualized volatility.

5.	Beta is a quantitative measure of volatility of a security or strategy relative to a market index.

The Benchmarks

The annualized performance information of the Portfolio Composite and statistics above are compared to an index of funds of hedge funds that voluntarily report their performance to the index provider. Beta of the Portfolio Composite is measured against the S&P 500 Index.

An index is unmanaged and is not subject to fees and expenses typically associated with managed investment company portfolios.  Investments cannot be made directly in an index.

The HFRI FOF Composite Index is an index composed of funds of hedge funds that voluntarily report their performance to Hedge Fund Research.  Fund of funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a fund of funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers.

The S&P 500 Index is an unmanaged, capitalization-weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

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